[FRONT COVER]
                                                  OCTOBER 31, 1996


Phoenix
Series Fund
Annual Report

                    Balanced Fund Series
                    Convertible Fund Series
                    Growth Fund Series
                    Aggressive Growth Fund Series
                    High Yield Fund Series
                    U.S. Government Securities Fund Series
                    Money Market Fund Series

[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                                                  PHOENIX
                                                  ANNUAL REPORT

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Chairman's
Message

Dear Shareholders:

     We are pleased to provide this consolidated report for the Phoenix Series Fund, covering the twelve months ended October 31, 1996.

     In addition to the summary of economic and market activity outlined below, this report includes portfolio commentary and a complete list of investments for each Phoenix Series Fund.

The Economy and the Markets

     Over this latest reporting period, the financial markets remained volatile as Wall Street debated whether the U.S. economy was growing too fast. While a robust economy may be good for corporate profits, it can also serve as a catalyst for higher inflation. Although economic activity has clearly accelerated since year-end 1995 and labor markets are currently very tight, we have yet to see any conclusive evidence of broad price increases as measured by the Consumer Price Index (CPI) and Producer Price Index (PPI). Based on the Federal Reserve's continued reluctance to raise short-term rates and the bond market's strong rally since mid-September, it would appear that some of the inflation fears plaguing the financial markets have dissipated.

     Despite increasing interest rates and waning corporate earnings momentum during 1996, U.S. stock prices forged higher, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. As measured by the Standard & Poor's 500 Composite Index, the U.S. stock market posted an impressive total return of 24.20% over this twelve month period. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy.

     After a disappointing first half of 1996, the bond market began showing signs of renewed strength as concerns over inflation diminished. During this latest reporting cycle, interest rates fluctuated dramatically, as nervous investors pushed the yield on the bell weather 30-year Treasury bond as high as 7.19% and as low as 5.95%. Despite all the market gyrations, the "long bond" finished the fiscal reporting period at 6.64%--only 0.35% higher than where it stood one year ago. Relative to the stellar gains of 1995, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted only a modest return of 5.85% over the last twelve months.

Outlook

     As we move closer to 1997, we are encouraged to see that much of the pessimism that has afflicted the bond market this year appears to have subsided. Although concerns over inflation are still present, the latest reports suggest that we could see more moderate economic growth going forward. If this outlook is correct, it will not only be a welcome relief for fixed-income investors, but will also add further confidence to an already bullish stock market. Since we view the U.S. equity market as being mature and late-cycle, we continue to believe that stock selection will be critical and that growth-oriented companies should provide market leadership in this type of investment environment.

     On behalf of the Phoenix Funds, I want to thank you for investing with us. We look forward to continuing to serve your investment needs.

                                   Sincerely,


                                   /s/ Philip R. McLoughlin

                                   Philip R. McLoughlin, Chairman

                               Table of Contents

                                                   Page

Equity Funds
  The Balanced Fund Series                           1
  The Convertible Fund Series                       10
  The Growth Fund Series                            18
  The Aggressive Growth Fund Series                 26
Fixed Income Funds
  The High Yield Fund Series                        33
  The U.S. Government Securities Fund Series        41
The Money Market Fund Series                        47
Notes to Financial Statements                       53
Fund Features and General Information               58

-------------------------------------------------------------------------------
BALANCED FUND SERIES
-------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

  Aided by the long bull market in U.S. stocks, Phoenix Balanced Fund posted double-digit gains during this fiscal reporting period. For the twelve months ended October 31, 1996, Class A shares provided a total return of 12.03% and Class B shares returned 11.24%. Despite these solid results, the Fund trailed its composite benchmark, which returned 15.64% over the same period.* All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

   The Fund's results over this latest reporting cycle were held back primarily because of the relative underperformance of our consumer cyclical, health care and consumer staples stocks. Positive contributors to performance included excellent stock selection within the energy and basic materials sectors as well as a modest overweighting within the strongly performing capital goods group. Additionally, the portfolio's fixed-income segment continued to significantly outperform its benchmark, the Lehman Brothers Aggregate Bond Index, throughout this reporting period.

   Moving ahead, we have positioned the equity portion of the Fund for a less robust economic climate and slower earnings growth. In this type of environment, "true-growth" companies have historically provided superior returns relative to "value" stocks. More specifically, our strategy emphasizes high-quality, large-cap growth stocks and focuses on such compelling investment themes as 21st Century Medicine (health care), Hybrid Network (technology) and Deregulating Financial Services (financial services). In terms of our fixed-income allocation, we continue to utilize our sector rotation approach with a strong emphasis on U.S. treasuries and mortgage-backed securities. As of October 31, 1996, the Fund's asset allocation mix was 55% equity, 38% fixed income and 7% cash equivalents.

   *The Balanced Benchmark is calculated by Frank Russell Company based on the performance of the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% U.S. Treasury Bills.

INVESTOR PROFILE

  The Balanced Fund is best suited for an investor seeking to supplement current income while maintaining the potential for future growth and the conservation of capital.

--------------------------------------------------------------------------------
Balanced Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
                                                        Phoenix
                                       Balanced         Balanced
                                       Benchmark        Fund --
                     S&P 500*          Index**          Class A
                     --------          -----            -------
      1986            10000            10000               9525
      1987            10641            10619              10551
      1988            12183            11982              10776
      1989            15377            14310              12996
      1990            14221            14152              13608
      1991            18985            17599              17181
      1992            20875            19265              18859
      1993            23986            21705              20730
      1994            24929            21981              20050
      1995            31514            26478              23161
      1996            39140            30619              25949

[/LINE CHART]

Average Annual Total Returns for the Periods Ending 10/31/96     From Inception
                                                                   7/15/94 to
                                    1 Year   5 Years    10 Years     10/31/96
--------------------------------------------------------------------------------
Class A with 4.75% sales charge       6.71%     7.54%     10.00%       --
--------------------------------------------------------------------------------
Class A at net asset value           12.03%     8.60%     10.54%       --
--------------------------------------------------------------------------------
Class B with CDSC                     7.24%      --         --       10.18%
--------------------------------------------------------------------------------
Class B at net asset value           11.24%      --         --       11.33%
--------------------------------------------------------------------------------
Balanced Benchmark**                 15.64%    11.71%     11.84%     24.21%***
--------------------------------------------------------------------------------
S&P 500 Index*                       24.20%    15.57%     14.62%     16.73%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 10/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The Balanced Benchmark is calculated based upon the performance of the following indexes: 55% S&P 500/35% Lehman Brothers' Aggregate Bond Index/10% U.S. Treasury Bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/96.

--------------------------------------------------------------------------------
Balanced Fund Series
--------------------------------------------------------------------------------


                       INVESTMENTS AT OCTOBER 31, 1996

                                                                   STANDARD
                                                                   & POOR'S       PAR
                                                                    RATING       VALUE
                                                                  (Unaudited)    (000)         VALUE
                                                                 ------------ -----------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--23.2%
U.S. Treasury Notes--13.7%
 U.S. Treasury Notes 4.75%, '98                                    AAA          $ 30,000    $ 29,492,700
 U.S. Treasury Notes 6.375%, '99                                   AAA            50,000      50,630,000
 U.S. Treasury Notes 6.875%, '00                                   AAA            61,000      62,660,420
 U.S. Treasury Notes 6.25%, '01                                    AAA           120,000     120,806,040
                                                                                              -----------
                                                                                             263,589,160
                                                                                              -----------
U.S. Treasury Bonds--5.4%
 U.S. Treasury Bonds 6.50%, '06                                    AAA           102,505     103,530,050
                                                                                              -----------
Agency Mortgage-Backed Securities--4.1%
 GNMA 6.50%, '23-'26                                               AAA            82,268      79,097,342
                                                                                              -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $445,202,047)                                                              446,216,552
                                                                                              -----------
NON-CONVERTIBLE BONDS--8.3%
Asset-Backed Securities--1.1%
 Airplanes Pass Through Trust 1D 10.875%, '19                      BB              2,050       2,224,250
 Fleetwood Credit Corp. 96-B, A 6.90%, '12                         AAA             4,027       4,088,579
 Green Tree Financial Corp. 96-2, M1 7.60%, '27                    AA-             7,150       7,125,422
 Green Tree Financial Corp. 96-4, M1 7.75%, '27                    AA-             3,475       3,558,400
 Green Tree Financial Corp. 96-4, A6 7.40%, '27                    AAA             4,500       4,561,172
                                                                                              -----------
                                                                                              21,557,823
                                                                                              -----------
Non-Agency Mortgage-Backed Securities--6.7%
 CS First Boston Mtg. 95-AE1, B 7.182%, '27
                                                                   AA-             6,260       6,236,525
 DLJ Mortgage Corp. 96-CF1, A1B 144A 7.58%, '28 (c)                AAA             4,975       5,142,906
 G.E. Capital Mortgage Service 96-8, M 7.25%, '26                  AA              4,186       4,096,883
 Lehman Commercial Conduit 95-C2, B 7.184%, '05                    AA              6,442       6,462,401
 Merrill Lynch Mortgage, Inc. 95-C2, B 7.53%, '21                  AA(d)           3,277       3,335,459
 Merrill Lynch Mortgage, Inc. 95-C3, B 7.149%, '25                 AA              7,500       7,422,656
 Merrill Lynch Mortgage, Inc. 96-C1, B 7.42%, '28                  AA              7,080       7,148,587
 Nationslink Funding Corp. 96-1, B 7.69%, '05                      AA              5,907       6,045,426
 Prudential Home Mortgage Securities 93-L, 2B3 144A 6.641%, '23
  (c)                                                              A(d)            5,000       4,678,125
 Residential Asset Securitization Trust 96-A8, C2 8%, '26          AAA             4,497       4,572,887
 Residential Funding Mortgage 96-S8, A4 6.75%, '11                 AAA             2,787       2,739,822
Non-Agency Mortgage-Backed Securities--continued
 Residential Funding Mortgage 96-S1, A11 7.10%, '26                AAA          $  7,000    $  6,698,125
 Residential Funding Mortgage 96-S4, M1 7.25%, '26                 AA              5,691       5,537,803
 Resolution Trust Corp. 93-C1, B 8.75%, '24                        AA(d)           5,675       5,822,195
 Resolution Trust Corp. 95-C1, B 6.90%, '27                        AA(d)           6,900       6,805,125
 Resolution Trust Corp. 95-C2, B 6.80%, '27                        AA(d)          14,381      13,981,425
 Resolution Trust Corp. 95-2, M2 7.009%, '29                       AA(d)           4,965       4,959,018
 Securitized Asset Sales 93-J, 2B 6.808%, '23                      A(d)            7,290       6,804,736
 Structured Asset Securities Corp. 95-C1, C 7.375%, '24            A              10,151      10,065,351
 Structured Asset Securities Corp. 95-C4, B 7%, '26                AA              5,000       4,892,188
 Structured Asset Securities Corp. 96-CFL, C 6.525%, '28           A               5,460       5,291,081
                                                                                              -----------
                                                                                             128,738,724
                                                                                              -----------
Paper & Forest Products--0.2%
 Buckeye Cellulose Corp. 9.25%, '08                                BB-             4,185       4,237,312
                                                                                              -----------
Publishing, Broadcasting, Printing & Cable--0.1%
 Rogers Communications, Inc. 9.125%, '06                           BB-             1,000         945,000
                                                                                              -----------
Truckers & Marine--0.1%
 Teekay Shipping Corp. 8.32%, '08                                  BB              1,675       1,628,938
                                                                                              -----------
Utility--Gas--0.1%
 Petropower Funding 144A 7.36%, '14 (c)                            BBB             2,900       2,782,492
                                                                                              -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $159,703,819)                                                              159,890,289
                                                                                              -----------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.5%
 Republic of Argentina Discount L-GL Euro 6.438%, '23 (f)          BB-             9,500       6,893,437
 Republic of Argentina Par L-GP 5.25%, '23 (f)                     BB-             5,750       3,424,844
                                                                                              -----------
                                                                                              10,318,281
                                                                                              -----------
Brazil--0.6%
 Republic of Brazil Discount Series ZL Euro 6.50%, '24 (f)         B+              8,500       6,268,750
 Republic of Brazil Par Z-L Euro 4.25%, '24 (f)                    B(d)            9,000       5,400,000
                                                                                              -----------
                                                                                              11,668,750
                                                                                              -----------
                        See Notes to Financial Statements

                                                                               3

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Balanced Fund Series
--------------------------------------------------------------------------------

                                                                   STANDARD
                                                                   & POOR'S       PAR
                                                                    RATING       VALUE
                                                                  (Unaudited)    (000)         VALUE
                                                                 ------------ -----------  ---------------

Colombia--0.7%
 Republic of Colombia 7.25%, '03                                   BBB-         $  8,950    $ 8,612,496
 Republic of Colombia Euro
  9%, '97                                                          BBB-            5,000      5,053,800
                                                                                           -------------
                                                                                             13,666,296
                                                                                           -------------
Mexico--0.7%
 United Mexican Discount B Euro 6.391%, '19 (e) (f)                BB              8,500      6,991,250
 United Mexican States Series B Euro 6.25%, '19 (e)                BB              3,500      2,454,375
 United Mexican States 144A 7.688%, '01 (c) (f)                    BAA(d)          4,235      4,236,270
                                                                                           -------------
                                                                                             13,681,895
                                                                                           -------------
Panama--0.5%
 Panama IRB 144A 3.50%, '14 (c) (f)                                NR              7,000      4,620,000
 Panama PDI 144A 6.75%, '16 (c) (f)                                NR              6,000      4,462,500
                                                                                           -------------
                                                                                              9,082,500
                                                                                           -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $54,110,016)                                                               58,417,722
                                                                                           -------------
FOREIGN NON-CONVERTIBLE BONDS--0.4%
Indonesia--0.2%
 Asia Pulp & Paper Co. Yankee 11.75%, '05                          BB              3,545      3,682,369
                                                                                           -------------
Sweden--0.2%
 Astra Overseas Financial 144A 8.75%, '03 (c)                      NR              4,100      4,100,000
                                                                                           -------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $7,584,277)                                                                 7,782,369
                                                                                           -------------
MUNICIPAL BONDS--2.5%
California--1.5%
 Kern County Pension Obligation Taxable 7.26%, '14                 AAA             6,830      6,771,399
 Long Beach Pension Obligation Taxable 6.87%, '06                  AAA             3,090      3,070,966
 Orange County Pension Series A Taxable 7.62%, '08                 AAA             9,310      9,706,140
 San Bernardino County Obligation Revenue Taxable 6.87%, '08       AAA             1,480      1,462,003
 San Bernardino County Obligation Revenue Taxable 6.94%, '09       AAA             4,035      4,000,743
 Ventura County Pension Taxable 6.58%, '06                         AAA             3,560      3,459,786
                                                                                           -------------
                                                                                             28,471,037
                                                                                           -------------
Florida--0.9%
 Dade County Educational Facs Authority 5.75%, '20                 AAA               975        983,063
Florida--continued
 Miami Beach Special Obligation Taxable 8.60%, '21                 AAA          $ 11,675    $12,686,522
 University Miami Exchange Revenue A 7.65%, '20                    AAA             3,460      3,458,789
                                                                                           -------------
                                                                                             17,128,374
                                                                                           -------------
Virginia--0.1%
 Newport News Taxable Series B 7.05%, '25                          AA-             1,500      1,427,415
                                                                                           -------------
TOTAL MUNICIPAL BONDS
 (Identified cost $47,081,108)                                                               47,026,826
                                                                                           -------------
CONVERTIBLE BONDS--0.5%
Retail--0.5%
 Staples, Inc. Subordinate Debenture Convertible 144A 4.50%, '00
  (c)                                                              B+             10,000     10,400,000
                                                                                           -------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $10,000,000)                                                               10,400,000
                                                                                           -------------

                                                 SHARES
                                                ---------
COMMON STOCKS--53.2%
Aerospace & Defense--1.6%
 Boeing Co.                                     200,100     19,084,537
 United Technologies Corp.                       92,500     11,909,375
                                                             -----------
                                                            30,993,912
                                                             -----------
Auto & Truck Parts--0.6%
 Lear Corp. (b)                                 300,600     11,122,200
                                                             -----------
Banks--2.7%
 BankAmerica Corp.                               88,000      8,052,000
 Chase Manhattan Corp.                          262,200     22,483,650
 Citicorp                                       221,600     21,938,400
                                                             -----------
                                                            52,474,050
                                                             -----------
Beverages--1.6%
 Coca-Cola Co.                                  375,000     18,937,500
 PepsiCo, Inc.                                  374,500     11,094,562
                                                             -----------
                                                            30,032,062
                                                             -----------
Chemical--1.7%
 Du Pont (E.I.) de Nemours & Co.                 75,000      6,956,250
 Monsanto Co.                                   650,000     25,756,250
                                                             -----------
                                                            32,712,500
                                                             -----------
Computer Software & Services--3.4%
 Computer Associates International, Inc.        350,000     20,693,750
 First Data Corp.                               266,700     21,269,325
 Netscape Communications Corp. (b)              285,300     12,624,525
 Oracle Corp. (b)                               250,000     10,578,125
                                                             -----------
                                                            65,165,725
                                                             -----------
Conglomerates--0.7%
 AlliedSignal, Inc.                             200,000     13,100,000
                                                             -----------
Cosmetics & Soaps--1.5%
 Colgate Palmolive Co.                           10,600        975,200
 Gillette Co.                                   250,000     18,687,500
 Procter & Gamble Co.                           100,000      9,900,000
                                                             -----------
                                                            29,562,700
                                                             -----------

                       See Notes to Financial Statements
4

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Balanced Fund Series
--------------------------------------------------------------------------------

                                              SHARES         VALUE
                                             ---------  ----------------
Diversified Financial Services--3.2%
 Conseco, Inc.                                200,000    $   10,700,000
 Donaldson Lufkin & Jenrette                  150,000         4,818,750
 First USA, Inc.                              300,000        17,250,000
 MBNA Corp.                                   170,000         6,417,500
 Travelers Group, Inc.                        401,200        21,765,100
                                                         -------------
                                                             60,951,350
Electrical Equipment--2.9%                               -------------
 General Electric Co.                         400,000        38,700,000
 Honeywell, Inc.                              175,000        10,871,875
 Westinghouse Electric Corp.                  380,000         6,507,500
                                                         -------------
                                                             56,079,375
Electronics--2.5%                                        -------------
 Intel Corp.                                  434,000        47,685,750
                                                         -------------
Food--0.4%
 Campbell Soup Co.                            100,000         8,000,000
                                                         -------------
Healthcare--Diversified--0.5%
 Bristol-Myers Squibb Co.                      90,000         9,517,500
                                                         -------------
Healthcare--Drugs--2.6%
 Amgen, Inc. (b)                              125,000         7,664,063
 Merck & Co., Inc.                            287,200        21,288,700
 Pfizer, Inc.                                 265,000        21,928,750
                                                         -------------
                                                             50,881,513
Hospital Management & Services--1.0%                     -------------
 Columbia/HCA Healthcare Corp.                525,000        18,768,750
                                                         -------------
Insurance--2.4%
 Allstate Corp.                               400,000        22,450,000
 American International Group, Inc.           194,400        21,116,700
 TIG Holdings, Inc.                           100,000         2,887,500
                                                         -------------
                                                             46,454,200
Lodging & Restaurants--1.3%                              -------------
 Hilton Hotels Corp.                          300,000         9,112,500
 Marriott International, Inc.                 280,000        15,925,000
                                                         -------------
                                                             25,037,500
                                                         -------------
Machinery--0.8%
 Dover Corp.                                  299,000        15,361,125
                                                         -------------
Medical Products & Supplies--2.1%
 Abbott Laboratories                          100,000         5,062,500
 Johnson & Johnson                            214,300        10,554,275
 Medtronic, Inc.                              374,900        24,134,188
                                                         -------------
                                                             39,750,963
                                                         -------------
Natural Gas--1.5%
 Anadarko Petroleum Corp.                     175,000        11,134,375
 Columbia Gas System, Inc.                     85,000         5,163,750
 Consolidated Natural Gas Co.                 150,000         7,968,750
 PanEnergy Corp.                              140,000         5,390,000
                                                         -------------
                                                             29,656,875
                                                         -------------
Office & Business Equipment--3.2%
 International Business Machines Corp.        194,100        25,038,900
 Sun Microsystems, Inc. (b)                   380,000        23,180,000
 Xerox Corp.                                  300,000        13,912,500
                                                         -------------
                                                             62,131,400
                                                         -------------
Oil--1.0%
 Chevron Corp.                                300,000        19,725,000
                                                         -------------
Oil Service & Equipment--3.7%
 Baker Hughes, Inc.                           366,600    $   13,060,125
 ENSCO International, Inc. (b)                432,900        18,722,925
 Halliburton Co.                              132,700         7,514,137
 Schlumberger Ltd.                            100,000         9,912,500
 Tidewater, Inc.                              244,700        10,705,625
 Transocean Offshore, Inc.                    175,000        11,068,750
                                                         -------------
                                                             70,984,062
                                                         -------------
Polution Control--0.2%
 U.S.A. Waste Services, Inc. (b)              100,000         3,200,000
                                                         -------------
Professional Services--2.1%
 CellNet Data Systems (b)                      91,500         1,338,188
 Corrections Corporations of America (b)      357,100         9,284,600
 HFS, Inc. (b)                                251,800        18,444,350
 Marsh & McLennan Cos., Inc.                  100,000        10,412,500
                                                         -------------
                                                             39,479,638
                                                         -------------
Retail--3.5%
 Federated Department Stores, Inc. (b)        300,000         9,900,000
 Home Depot, Inc.                             320,000        17,520,000
 Lowe's Companies, Inc.                       125,000         5,046,875
 Melville Corp.                               450,000        16,762,500
 Petsmart, Inc. (b)                           635,900        17,169,300
                                                         -------------
                                                             66,398,675
                                                         -------------
Retail--Food--1.2%
 Safeway, Inc. (b)                            529,100        22,685,162
                                                         -------------
Telecommunications Equipment--2.1%
 Cisco Systems, Inc. (b)                      450,000        27,843,750
 Newbridge Networks Corp. (b)                 422,100        13,348,913
                                                         -------------
                                                             41,192,663
Textile & Apparel--1.2%                                  -------------
 Nike, Inc. Class B                           400,000        23,550,000
                                                         -------------
TOTAL COMMON STOCKS
 (Identified cost $905,663,332)                           1,022,654,650
                                                         -------------
FOREIGN COMMON STOCKS--1.5%
Oil--1.5%
 British Petroleum PLC ADR (United Kingdom)    75,000         9,646,875
 Royal Dutch Petroleum Co. ADR NY Reg.
  (Netherlands)                               120,000        19,845,000
                                                         -------------
                                                             29,491,875
TOTAL FOREIGN COMMON STOCKS                              -------------

 (Identified cost $28,187,373)                               29,491,875
                                                         -------------
TOTAL LONG-TERM INVESTMENTS--92.6%
 (Identified cost $1,657,531,972)                         1,781,880,283
                                                         -------------

                        See Notes to Financial Statements

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Balanced Fund Series
--------------------------------------------------------------------------------

                                                     STANDARD
                                                     & POOR'S      PAR
                                                      RATING      VALUE
                                                   (Unaudited)    (000)         VALUE
                                                   ------------  -------- -----------------
SHORT-TERM OBLIGATIONS--8.0%
Commercial Paper--6.8%
 CXC, Inc. 5.70%, 11-1-96                            A-1+        $ 6,180   $    6,180,000
 Amoco Co. 5.20%, 11-6-96                            A-1+          1,165        1,164,159
 Shell Oil Co. 5.20%, 11-6-96                        A-1+          1,185        1,184,144
 Coca-Cola Co. 5.18%, 11-7-96                        A-1+         13,145       13,133,651
 Corporate Receivables Corp. 5.23%, 11-7-96          A-1          25,000       24,978,208
 Gannett Co. 5.23%, 11-7-96                          A-1           5,000        4,995,642
 Southwestern Bell Telephone Co. 5.37%, 11-14-96     A-1+            930          928,021
 Beta Finance, Inc. 5.50%, 11-15-96                  A-1+          1,990        1,985,744
 Preferred Receivables Funding Corp. 5.26%,
  11-19-96                                           A-1          18,575       18,526,148
 McKenna Triangle National Corp. 5.25%, 12-5-96      A-1+         13,085       13,020,120
 Private Export Funding Corp. 5.45%, 12-5-96         A-1+          5,000        4,973,951
 Exxon Imperial U.S., Inc. 5.23%, 12-11-96           A-1+         12,500       12,427,361
 Cargill, Inc. 5.37%, 12-12-96                       A-1+          4,280        4,253,824
 Minnesota Mining & Manufacturing Co. 5.21%,
  12-20-96                                           A-1+         16,826       16,698,012
 Private Export Funding Corp. 5.30%, 1-28-97         A-1+          5,000        4,934,500
 Beta Finance, Inc. 5.38%, 2-25-97                   A-1+          2,000        1,965,560
                                                                            -------------
                                                                              131,349,045
                                                                            -------------
Federal Agency Securities--1.2%
 Federal National Mortgage Assoc. 5.26%, 11-18-96                $ 2,500   $    2,493,398
 Federal National Mortgage Assoc. 5.25%, 11-27-96                  2,620        2,609,806
 Federal National Mortgage Assoc. 5.63%, 12-19-96                  5,000        5,002,088
 Federal Home Loan Banks 5.28%, 3-27-97                            5,000        4,893,850
 Federal Farm Credit Bank 5.40%, 4-1-97                            3,000        3,001,530
 Federal Farm Credit Bank 5.64%, 11-3-97(f)                        5,000        5,003,700
                                                                            -------------
                                                                               23,004,372
                                                                            -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $154,352,109)                                               154,353,417
                                                                            -------------
TOTAL INVESTMENTS--100.6%
 (Identified cost $1,811,884,081)                                           1,936,233,700(a)
 Cash and receivables, less liabilities--(0.6%)                               (12,719,060)
                                                                            -------------
NET ASSETS--100.0%                                                         $1,923,514,640
                                                                            =============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $147,116,372 and gross depreciation of $24,101,011 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $1,813,218,339.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to a value of $40,422,293 or 2.1% of net assets.
(d) As rated by Moody's, Fitch or Duff and Phelps.
(e) Mexico Value Recovery Euro Rights incorporated as a unit.
(f) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.
ADR--American Depository Receipt

                        See Notes to Financial Statements
6

--------------------------------------------------------------------------------
Balanced Fund Series
--------------------------------------------------------------------------------


                     STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $1,811,884,081)                           $1,936,233,700
Short-term investments held as collateral for loaned
  securities                                                     48,955,252
Cash                                                                 54,100
Receivables
 Investment securities sold                                       8,618,448
 Fund shares sold                                                   274,704
 Dividends and interest                                           7,051,474
                                                              ---------------
  Total assets                                                2,001,187,678
                                                              ---------------

Liabilities
Payables
 Collateral on securities loaned                                 48,955,252
 Investment securities purchased                                 19,274,697
 Fund shares repurchased                                          7,168,538
 Investment advisory fee                                            830,593
 Transfer agent fee                                                 690,689
 Distribution fee                                                   430,011
 Financial agent fee                                                 49,608
 Trustees' fee                                                       11,502
Accrued expenses                                                    262,148
                                                              ---------------
  Total liabilities                                              77,673,038
                                                              ---------------
Net Assets                                                   $1,923,514,640
                                                              ===============

Net Assets Consist of:
Capital paid in on shares of beneficial interest             $1,599,486,131
Undistributed net investment income                               4,825,975
Accumulated net realized gain                                   194,852,915
Net unrealized appreciation                                     124,349,619
                                                              ---------------
Net Assets                                                   $1,923,514,640
                                                              ===============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,897,305,528)           108,037,856

Net asset value per share                                             $17.56
Offering price per share
 $17.56/(1-4.75%)                                                     $18.44

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $26,209,112)                 1,494,605

Net asset value and offering price per share                          $17.54

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Dividends                                                    $ 16,952,843
Interest                                                       63,756,623
Security lending                                                  794,362
                                                              ------------
   Total investment income                                     81,503,828
                                                              ------------

Expenses
Investment advisory fee                                        11,281,357
Distribution fee--Class A                                       5,381,611
Distribution fee--Class B                                         223,213
Financial agent fee                                               652,490
Transfer agent                                                  3,692,149
Printing                                                          475,575
Custodian                                                         199,667
Professional                                                       72,566
Registration                                                       47,619
Trustees                                                           19,434
Miscellaneous                                                      18,408
                                                              ------------
   Total expenses                                              22,064,089
                                                              ------------
Net investment income                                          59,439,739
                                                              ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               195,766,827
Net realized loss on foreign currency transactions                   (300)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (9,808,717)
                                                              ------------
Net gain on investments                                       185,957,810
                                                              ------------
Net increase in net assets resulting from operations         $245,397,549
                                                              ============

                        See Notes to Financial Statements
                                                                               7

--------------------------------------------------------------------------------
Balanced Fund Series
--------------------------------------------------------------------------------


                      STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended         Year Ended
                                                                  October 31, 1996   October 31, 1995
                                                                   ----------------- -----------------
From Operations
 Net investment income                                                $59,439,739        $79,057,337
 Net realized gain                                                    195,766,527        145,666,021
 Net change in unrealized appreciation (depreciation)                  (9,808,717)       118,762,724
                                                                      -----------        -----------
 Increase in net assets resulting from operations                     245,397,549        343,486,082
                                                                      -----------        -----------
From Distributions to Shareholders
 Net investment income--Class A                                       (62,440,078)       (77,388,590)
 Net investment income--Class B                                          (463,570)          (288,920)
 Net realized gains--Class A                                         (124,234,079)                --
 Net realized gains--Class B                                             (996,128)                --
                                                                      -----------        -----------
 Decrease in net assets from distributions to shareholders           (188,133,855)       (77,677,510)
                                                                      -----------        -----------
From Share Transactions
Class A
 Proceeds from sales of shares (8,800,790 and 12,302,449 shares,
  respectively)                                                       149,289,059        194,015,940
 Net asset value of shares issued from reinvestment of
  distributions
  (10,383,411 and 4,436,794 shares, respectively)                     172,128,352         70,169,584
 Cost of shares repurchased (48,762,578 and 49,930,419 shares,
  respectively)                                                      (825,995,436)      (784,885,316)
                                                                      -----------        -----------
Total                                                                (504,578,025)      (520,699,792)
                                                                      -----------        -----------
Class B
 Proceeds from sales of shares (616,550 and 769,217 shares,
  respectively)                                                        10,464,882         12,085,660
 Net asset value of shares issued from reinvestment of
  distributions
  (80,135 and 16,234, respectively)                                     1,326,954            261,080
 Cost of shares repurchased (199,574 and 91,818 shares,
  respectively)                                                        (3,374,422)        (1,481,587)
                                                                      -----------        -----------
Total                                                                   8,417,414         10,865,153
                                                                      -----------        -----------
 Decrease in net assets from share transactions                      (496,160,611)      (509,834,639)
                                                                      -----------        -----------
 Net decrease in net assets                                          (438,896,917)      (244,026,067)
Net Assets
 Beginning of period                                                2,362,411,557      2,606,437,624
                                                                      -----------        -----------
 End of period (including undistributed net investment income of
  $4,825,975 and $8,469,986, respectively)                         $1,923,514,640     $2,362,411,557
                                                                      ===========        ===========

                        See Notes to Financial Statements
8

--------------------------------------------------------------------------------
Balanced Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                                                  Class A
                                            ---------------------------------------------------------------------------------
                                                                          Year Ended October 31,
                                                   1996            1995            1994             1993            1992
                                            ----------------  --------------- --------------- ---------------  ---------------
Net asset value, beginning of period              $17.04          $15.23          $16.64           $15.92          $16.05
Income from investment operations
 Net investment income                              0.48            0.52            0.48             0.46            0.52
 Net realized and unrealized gain (loss)            1.46            1.80           (1.01)            1.08            0.92
                                                  -------          -------         -------         -------         -------
  Total from investment operations                  1.94            2.32           (0.53)            1.54            1.44
                                                  -------          -------         -------         -------         -------
Less distributions
 Dividends from net investment income              (0.49)          (0.51)          (0.49)           (0.46)          (0.54)
 Dividends from net realized gains                 (0.93)             --           (0.39)           (0.36)          (1.03)
                                                  -------          -------         -------         -------         -------
  Total distributions                              (1.42)          (0.51)          (0.88)           (0.82)          (1.57)
                                                  -------          -------         -------         -------         -------
Change in net asset value                           0.52            1.81           (1.41)            0.72           (0.13)
                                                  -------          -------         -------         -------         -------
Net asset value, end of period                    $17.56          $17.04          $15.23           $16.64          $15.92
                                                  =======          =======         =======         =======         =======
Total return(1)                                    12.03%          15.52%          -3.28%            9.92%           9.77%
Ratios/supplemental data:
Net assets, end of period (thousands)            $1,897,306      $2,345,440      $2,601,808      $3,126,014      $2,146,726
Ratio to average net assets of:
 Operating expenses                                 1.01%           1.02%           0.96%            0.95%           0.98%
 Net investment income                              2.74%           3.27%           3.03%            2.88%           3.55%
Portfolio turnover                                   191%            197%            159%             130%            136%
Average commission rate paid(4)                  $0.0546             N/A             N/A              N/A             N/A

                                                          Class B
                                           -----------------------------------
                                                                      From
                                                                    Inception
                                           Year Ended October 31,   7/15/94 to
                                               1996       1995      10/31/94
                                           -----------  ---------  ------------
Net asset value, beginning of period           $17.01    $15.23      $15.27
Income from investment operations
 Net investment income                           0.35      0.40        0.09
 Net realized and unrealized gain (loss)         1.47      1.80       (0.04)
                                               -------   -------     -------
  Total from investment operations               1.82      2.20        0.05
                                               -------   -------     -------
Less distributions
 Dividends from net investment income           (0.36)    (0.42)      (0.09)
 Dividends from net realized gains              (0.93)       --          --
                                               -------   -------     -------
  Total distributions                           (1.29)    (0.42)      (0.09)
                                               -------   -------     -------
Change in net asset value                        0.53      1.78       (0.04)
                                               -------   -------     -------
Net asset value, end of period                 $17.54    $17.01      $15.23
                                               =======   =======     =======
Total return(1)                                 11.24%    14.68%       0.34%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)          $26,209   $16,971     $4,629
Ratio to average net assets of:
 Operating expenses                              1.76%     1.78%       1.65%(2)
 Net investment income                           1.96%     2.46%       2.36%(2)
Portfolio turnover                                191%      197%        159%
Average commission rate paid(4)               $0.0546       N/A         N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
CONVERTIBLE FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

  Supported by the strong performance in the convertible securities market, Phoenix Convertible Fund posted double-digit gains over this latest reporting period. For the twelve months ended October 31, 1996, the Fund's Class A shares provided a total return of 13.55% and Class B shares returned 12.72%. Despite these solid one-year results, the Fund lagged the CS First Boston Convertible Securities Index, which earned 16.11% for the same period*. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

   Over this latest reporting cycle, the Fund's typically conservative investment profile held back its overall results in this rapidly rising market. To a lesser degree, the portfolio's exposure to the media industry during the earlier part of the year also hindered returns. Positive contributors to performance included our strong stock selection in both the energy and technology sectors. Some of the Fund's biggest individual gainers for the period included U.S. Surgical, Perkin-Elmer, California Energy and Intel.

   Moving ahead, we continue to find attractive growth areas in this extended bull market. The Fund has currently focused its attention on such investment themes as 21st Century Medicine (health care), Clean Energy Demand (energy) and Deregulating Media (consumer cyclical). As always, we remain committed to our goal of attaining upside participation in rising equity markets, while providing some measure of protection against downside volatility. As of October 31, 1996, the Fund's asset allocation mix was 71% convertible securities, 26% common stock and 3% cash equivalents.

   *The CS First Boston Convertible Securities Index is an unmanaged but commonly used index that tracks the returns of approximately 300 convertible bonds and preferred stocks rated "B-" or better by Standard & Poor's.

INVESTOR PROFILE

  The Convertible Fund is best suited for an investor seeking to supplement current income while maintaining the potential for growth.

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
                                   First Boston
                                   Convertible              Convertible
                                   Securities               Fund --
                    S&P 500*       Index**                  Class A
       1986           10000           10000                    9525
       1987           10641            9830                   10405
       1988           12183           11266                   10915
       1989           15377           12679                   12753
       1990           14221           11217                   13052
       1991           18985           15020                   15136
       1992           20875           17343                   17220
       1993           23986           21600                   19387
       1994           24929           21215                   19100
       1995           31514           24496                   21288
       1996           39140           28441                   24172
[/LINE CHART]


Average Annual Total Returns for the Periods Ending 10/31/96

                                                                               From Inception
                                                                                 7/15/94 to
                                                1 Year    5 Years    10 Years     10/31/96
--------------------------------------------------------------------------------------------
Class A with 4.75% sales charge                  8.15%     8.74%       9.23%         --
--------------------------------------------------------------------------------------------
Class A at net asset value                      13.55%     9.81%       9.76%         --
--------------------------------------------------------------------------------------------
Class B with CDSC                                8.72%      --          --          9.14%
--------------------------------------------------------------------------------------------
Class B at net asset value                      12.72%      --          --         10.29%
--------------------------------------------------------------------------------------------
First Boston Convertible Securities Index**     16.11%    13.62%      11.02%       14.39%***
--------------------------------------------------------------------------------------------
S&P 500 Index*                                  24.20%    15.57%      14.62%       24.21%
--------------------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 10/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (from inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The First Boston Convertible Securities Index is an unmanaged but commonly used index that tracks the returns of 250 to 300 convertible bonds and preferreds rated B- or better by Standard and Poor's. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/96.

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                                      STANDARD
                                                      & POOR'S       PAR
                                                       RATING       VALUE
                                                    (Unaudited)     (000)           VALUE
                                                   ------------ ------------- ---------------
CONVERTIBLE BONDS--57.1%
Advertising--1.5%
 Interpublic Group Euro. Cv. 3.75%, '02              NR            $ 2,000       $ 2,197,500
 Interpublic Group Cv. 144A 3.75%, '02 (c)           NR              1,000         1,098,750
                                                                                ------------
                                                                                   3,296,250
                                                                                ------------
Auto & Truck Parts--0.5%
 Pep Boys Cv. 0%, '11                                BBB-            2,000         1,112,500
                                                                                ------------
Banks--1.3%
 Mitsubishi Bank Global Cv. 3%, '02                  A+              2,500         2,753,125
                                                                                ------------
Electrical Equipment--0.7%
 General Signal Corp. Cv. 5.75%, '02                 A-                500           552,500
 Plasma & Materials Technology Cv. 7.125%, '01       NR              1,000         1,005,000
                                                                                ------------
                                                                                   1,557,500
                                                                                ------------
Electronics--0.5%
 Altera Corp. Cv. 144A 5.75%, '02 (c)                B                 400           551,000
 Analog Devices Cv. 3.50%, '00                       BBB               500           580,625
                                                                                ------------
                                                                                   1,131,625
                                                                                ------------
Entertainment, Leisure & Gaming--8.5%
 Comcast Corp. Cv. 3.375%,
  '05 (e)                                            BB-             5,000         4,318,750
 Comcast Corp. Cv. 1.125%, '07                       BB-            10,700         4,908,625
 Time Warner, Inc., Hasbro Cv. 0%, '12               BBB-            3,000         1,110,000
 Turner Broadcasting Cv. 144A 0%, '07 (c)            BB-             4,000         1,905,000
 Turner Warner, Inc. Cv. 0%, '13                     BBB-           15,500         6,568,125
                                                                                ------------
                                                                                  18,810,500
                                                                                ------------
Food--2.3%
 Grand Metropolitan PLC Cv. 144A 6.50%, '00 (c)      A+              4,250         4,988,438
                                                                                ------------
Healthcare--Diversified--6.3%
 Roche Holdings, Inc. Cv. 144A 0%, '10 (c)           NR             24,000        10,680,000
 Sandoz Capital BVI Ltd. Cv. 144A 2%, '02 (c)        NR              3,000         3,300,000
                                                                                ------------
                                                                                  13,980,000
                                                                                ------------
Healthcare--Drugs--2.3%
 Alza Corp. Cv. 5%, '06                              BBB-            2,000         1,905,000
 Chiron Corp. Cv. 144A 1.90%, '00 (c)                BBB+            3,500         3,220,000
                                                                                ------------
                                                                                   5,125,000
                                                                                ------------
Insurance--2.1%
 Chubb Corp. Cv. 6%, '98                             AA            $ 4,000       $ 4,675,000
                                                                                ------------
Lodging & Restaurants--0.4%
 Marriott International, Inc. Cv. 144A 0%, '11 (c)   NR              1,500           858,750
                                                                                ------------
Medical Products & Supplies--0.4%
 Uromed Corp. Cv. 144A 6%,
  '03 (c)                                            NR              1,000           972,500
                                                                                ------------
Metals & Mining--1.5%
 Agnico Eagle Mines Cv. 3.50%, '04                   B+              1,000           896,250
 Coeur D'Alene Euro Cv. 6%, '02                      B-              1,000           881,250
 Inco Limited Cv. 7.75%, '16                         BBB-            1,500         1,578,750
                                                                                ------------
                                                                                   3,356,250
                                                                                ------------
Natural Gas--2.7%
 Apache Corp. Cv. 144A 6%,
  '02 (c)                                            BBB-            2,000         2,525,000
 Consolidated Natural Gas Co. Cv. 7.25%, '15         A+              3,250         3,485,625
                                                                                ------------
                                                                                   6,010,625
                                                                                ------------
Office & Business Equipment--0.6%
 Conner Peripherals Cv. 6.50%, '02                   BB+             1,000         1,237,500
                                                                                ------------
Oil--0.5%
 Pennzoil Co. Series US Cv. 4.75%, '03               BBB             1,000         1,169,900
                                                                                ------------
Oil Service & Equipment--1.7%
 Baker Hughes, Inc. Cv. 0%, '08                      A-              2,000         1,487,500
 Nabors Industries, Inc. Cv. 5%, '06                 BBB-            1,000         1,103,750
 Pride Pete Services, Inc. Cv. 6.25%, '06            B-                750         1,155,000
                                                                                ------------
                                                                                   3,746,250
                                                                                ------------
Pollution Control--5.9%
 Chemical Waste Management, Inc. Cv. 0%, '10         A              15,000         6,618,750
 Molten Metal Technology Cv. 144A 5.50%, '06 (c)     NR              2,750         1,925,000
 WMX Technologies, Inc. Cv. 2%, '05                  A               4,750         4,524,375
                                                                                ------------
                                                                                  13,068,125
                                                                                ------------
Publishing, Broadcasting, Printing & Cable--0.9%
 Hollinger Lyons Cv. 0%, '13                         BB-             6,000         2,062,500
                                                                                ------------
Retail--3.1%
 Federated Department Stores, Inc. Cv. 5%, '03       BB-             1,000         1,120,000
 Home Depot, Inc. Cv. 3.25%, '01                     A+              3,375         3,391,875


                      See Notes to Financial Statements

12

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------


                                                      STANDARD
                                                      & POOR'S       PAR
                                                       RATING       VALUE
                                                    (Unaudited)     (000)           VALUE
                                                   ------------ ------------- ---------------

Retail--continued
 Saks Holdings, Inc. Cv. 5.50%, '06                  B             $  1,250     $  1,303,125
 The Sports Authority, Inc. 144A Cv. 5.25%, '01
  (c)                                                B                1,000          992,500
                                                                                ------------
                                                                                   6,807,500
                                                                                ------------
Retail--Drug--4.9%
 Rite Aid Corp. Cv. 0%, '06                          BBB             19,000       10,711,250
                                                                                ------------
Retail--Food--0.5%
 Food Lion, Inc. Cv. 144A 5%, '03 (c)                Aaa(d)           1,000        1,125,000
                                                                                ------------
Telecommunications Equipment--1.2%
 BBN Corp. Cv. 6%, '12                               Baa(d)           2,850        2,650,500
                                                                                ------------
Truckers & Marine--1.2%
 Seacor Holdings, Inc. Cv. 144A 5.375%, '06 (c)      BB+              2,500        2,575,000
                                                                                ------------
Utility--Telephone--5.6%
 U.S. West, Inc. Euro Cv. 0%, '11                    BBB             35,000       12,425,000
                                                                                ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $123,176,663)                                                  126,206,588
                                                                                ------------
FOREIGN CONVERTIBLE BONDS--1.1%
Banks--0.6%
 Sumitomo Bank International Cv. 0.75%, '01
  (Japan)                                            Aa(d)          128,000(f)     1,232,282
                                                                                ------------
Insurance--0.5%
 Republic of Italy Cv. 5%, '01                       Aaa(d)           1,000        1,005,000
                                                                                ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $2,175,174)                                                      2,237,282
                                                                                ------------


                                                     SHARES
                                                    ---------
CONVERTIBLE PREFERRED STOCKS--12.6%
Banks--0.5%
 H.F. Ahmanson & Co. Cv. Pfd. 6%                      16,000      1,082,000
                                                                   ---------
Chemical--1.0%
 Merrill Lynch, IGL (STRYPES) Cv. Pfd.                55,000      2,158,750
                                                                   ---------
Computer Software & Services--0.5%
 Vanstar Financial Trust 144A Cv. Pfd. 6.75% (c)      20,000      1,035,000
                                                                   ---------
Containers--1.0%
 Crown Cork & Seal 4.50%                              50,000      2,325,000
                                                                   ---------
Electrical Equipment--1.0%
 Westinghouse Electric Corp. Cv. Pfd. 144A $1.30
  (c)                                                150,000      2,306,250
                                                                   ---------
Entertainment, Leisure & Gaming--0.8%
 Tyco Toys, Inc. Cv. Pfd. $0.4125                    250,000      1,656,250
                                                                   ---------
Medical Products & Supplies--0.5%
 U.S. Surgical Corp. Cv. Pfd. $2.20 Series A          30,000      1,200,000
                                                                   ---------

                                                SHARES       VALUE
                                               --------- --------------
Metals & Mining--0.8%
 Coeur D'Alene Cv. Pfd. 7%                      35,000    $    581,875
 Freeport-McMoRan Copper Cv. Pfd. 7%, '02
  (e)                                           40,000       1,090,000
                                                           ------------
                                                             1,671,875
                                                           ------------
Oil--3.9%
 Chieftain International, Inc. Cv. Pfd.         40,500       1,209,937
 Noram Financing Cv. Pfd.                       13,000         828,750
 Occidental Petroleum Corp. Cv. Pfd. 144A
  $3.875 (c)                                    60,000       3,502,500
 Parker & Parsley CAP LLC 144A (c)              20,000       1,135,000
 Valero Energy Corp. Cv. Pfd. $3.125, '49       37,900       2,008,700
                                                           ------------
                                                             8,684,887
                                                           ------------
Oil Service & Equipment--0.6%
 Noble Drilling Corp. Cv. Pfd.                  29,000       1,355,750
                                                           ------------
Publishing, Broadcasting, Printing & Cable--1.1%
 American Radio Cv. Pfd. 144A 7% (c)            25,000       1,212,500
 Merrill Lynch, Cox (STRYPES) Cv. Pfd. 6%       60,000       1,162,500
                                                           ------------
                                                             2,375,000
                                                           ------------
Telecommunications Equipment--0.5%
 Global Star Telecom Cv. Pfd. 144A 6.50% (c)    16,000         752,000
 TCI Pacific Communications Cv. Pfd. 5%, '06     5,000         415,000
                                                           ------------
                                                             1,167,000
                                                           ------------
Utility--Electric--0.4%
 California Energy Capital Trust Cv. Pfd.
  144A 6.25% (c)                                15,000         877,500
                                                           ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $25,182,936)                              27,895,262
                                                           ------------
COMMON STOCKS--24.9%
Airlines--1.5%
 AMR Corp. (b)                                  40,400       3,393,600
                                                           ------------
Autos & Trucks--1.1%
 United Auto Group, Inc. (b)                    71,300       2,450,937
                                                           ------------
Computer Software & Services--1.0%
 Microsoft Corp. (b)                             8,500       1,166,625
 Oracle Corp. (b)                               25,200       1,066,275
                                                           ------------
                                                             2,232,900
                                                           ------------
Diversified Financial Services--0.7%
 First USA, Inc.                                26,600       1,529,500
                                                           ------------
Diversified Miscellaneous--0.5%
 Pioneer Hi Bred International, Inc.            16,100       1,080,712
                                                           ------------
Electronic Equipment--0.8%
 General Electric Co.                           18,100       1,751,175
                                                           ------------
Electronics--2.6%
 Intel Corp.                                    14,400       1,582,200
 Perkin Elmer Corp.                             78,700       4,220,288
                                                           ------------
                                                             5,802,488
                                                           ------------

                       See Notes to Financial Statements

                                                                              13

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

                                                SHARES       VALUE
                                               --------- --------------

Insurance--2.3%
 Allstate Corp.                                 31,400    $  1,762,325
 American International Group, Inc.             15,300       1,661,963
 Chubb Corp.                                    32,800       1,640,000
                                                           ------------
                                                             5,064,288
                                                           ------------
Lodging & Restaurants--1.4%
 Sun International Hotels Ltd. (b)              65,200       3,080,700
                                                           ------------
Medical Products & Supplies--0.5%
 Guidant Corp.                                  25,100       1,157,737
                                                           ------------
Natural Gas--3.6%
 Columbia Gas System, Inc.                      10,100         613,575
 Consolidated Natural Gas Co.                   16,100         855,312
 Enron Corp.                                    27,400       1,274,100
 KN Energy, Inc.                                13,200         493,350
 New Jersey Resources Corp.                      8,100         223,763
 Pacific Enterprises                            35,500       1,091,625
 PanEnergy Corp.                                38,900       1,497,650
 Questar Corp.                                  13,200         475,200
 Tejas Gas Corp. (b)                            13,200         536,250
 Williams Companies, Inc.                       16,100         841,225
                                                           ------------
                                                             7,902,050
                                                           ------------
Oil--5.5%
 Atlantic Richfield Co.                         26,200       3,471,500
 Chevron Corp.                                  18,500       1,216,375
 KCS Energy, Inc.                               18,600         802,125
 NGC Corp.                                      74,000       1,332,000
 Noble Affiliates, Inc.                        122,783       5,341,058
                                                           ------------
                                                            12,163,058
                                                           ------------
Oil Service & Equipment--2.2%
 ENSCO International, Inc. (b)                  28,000       1,211,000
 Halliburton Co.                                11,200         634,200
 Pool Energy Services Co. (b)                   30,000         442,500
 Schlumberger Ltd.                               7,000         693,875
 Tidewater, Inc.                                26,000       1,137,500
 Weatherford Enterra, Inc. (b)                  22,100         640,900
                                                           ------------
                                                             4,759,975
                                                           ------------
Telecommunications Equipment--0.5%
 Cisco Systems, Inc. (b)                        17,300       1,070,438
                                                           ------------
Utility--Electric--0.6%
 Calenergy, Inc. (b)                            44,444    $  1,288,889
                                                           ------------
Utility--Gas--0.1%
 MCN Corp.                                       9,100         250,250
                                                           ------------
TOTAL COMMON STOCKS
 (Identified cost $50,386,315)                              54,978,697
                                                           ------------
FOREIGN COMMON STOCKS--1.0%
Oil--1.0%
 Royal Dutch Petroleum Co. ADR NY Reg.
  (Netherlands)                                 13,000       2,149,875
                                                           ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $2,139,448)                                2,149,875
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--96.7%
 (Identified cost $203,060,536)                            213,467,704
                                                           ------------

                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)
                                  ------------  --------
SHORT-TERM OBLIGATIONS--5.2%
Commercial Paper--2.3%
 CXC, Inc. 5.70%, 11-1-96             A-1+      $1,370       1,370,000
 Potomac Electric Power 5.22%,
  11-7-96                              A-1       3,735       3,731,751
                                                          --------------
                                                             5,101,751
                                                          --------------
Federal Agency Securities--2.9%
 Federal National Mortgage
  Assoc. 5.17%, 11-5-96                          3,385       3,383,055
 Federal National Mortgage
  Assoc. 5.18%, 11-5-96                          3,090       3,088,222
                                                          --------------
                                                             6,471,277
                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $11,573,028)                              11,573,028
                                                          --------------
TOTAL INVESTMENTS--101.9%
 (Identified cost $214,633,564)                            225,040,732(a)
 Cash and receivables, less liabilities--(1.9%)             (4,220,043)
                                                          --------------
NET ASSETS--100.0%                                        $220,820,689
                                                          ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,266,089 and gross depreciation of $4,850,882 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $214,625,525.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to a value of $47,537,688 or 21.5% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon; interest rate shown reflects the rate currently in effect.
(f) Par value represents Japanese Yen.
ADR -- American Depository Receipt

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               October 31, 1996

 Assets
Investment securities at value
 (Identified cost $214,633,564)                               $225,040,732
Short-term investments held as collateral for loaned
  securities                                                     6,226,300
Cash                                                                 8,390
Receivables
 Dividends and interest                                          1,046,668
 Fund shares sold                                                   29,140
                                                              ------------
  Total assets                                                 232,351,230
                                                              ------------
Liabilities
Payables
 Collateral on securities loaned                                 6,226,300
 Investment securities purchased                                 4,788,400
 Fund shares repurchased                                           172,152
 Investment advisory fee                                           122,357
 Transfer agent fee                                                 81,618
 Distribution fee                                                   50,870
 Trustees' fee                                                      11,476
 Financial agent fee                                                 5,647
Accrued expenses                                                    71,721
                                                              ------------
  Total liabilities                                             11,530,541
                                                              ------------
Net Assets                                                    $220,820,689
                                                              ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest              $196,114,533
Undistributed net investment income                                657,595
Accumulated net realized gain                                   13,641,393
Net unrealized appreciation                                     10,407,168
                                                              ------------
Net Assets                                                    $220,820,689
                                                              ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $214,873,926)              11,156,269
Net asset value per share                                           $19.26
Offering price per share
 $19.26/(1-4.75%)                                                   $20.22
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $5,946,763)                   309,692
Net asset value and offering price per share                        $19.20

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Dividends                                                    $ 2,001,333
Interest                                                       8,882,782
Security lending                                                  68,362
                                                              -----------
   Total investment income                                    10,952,477
                                                              -----------
Expenses
Investment advisory fee                                        1,444,901
Distribution fee--Class A                                        543,092
Distribution fee--Class B                                         50,553
Financial agent fee                                               66,688
Transfer agent                                                   361,719
Printing                                                          53,684
Custodian                                                         37,547
Professional                                                      33,520
Registration                                                      31,947
Trustees                                                          20,352
Miscellaneous                                                      4,779
                                                              -----------
   Total expenses                                              2,648,782
                                                              -----------
Net investment income                                          8,303,695
                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               13,764,508
Net change in unrealized appreciation (depreciation) on
  investments                                                  6,532,321
                                                              -----------
Net gain on investments                                       20,296,829
                                                              -----------
Net increase in net assets resulting from operations         $28,600,524
                                                              ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended         Year Ended
                                                             October 31, 1996   October 31, 1995
                                                              ----------------- -----------------
From Operations
 Net investment income                                           $8,303,695        $10,546,200
 Net realized gain                                               13,764,508          6,913,139
 Net change in unrealized appreciation (depreciation)             6,532,321          6,261,043
                                                                -----------       -----------
 Increase in net assets resulting from operations                28,600,524         23,720,382
                                                                -----------       -----------
From Distributions to Shareholders
 Net investment income--Class A                                  (8,803,953)       (12,970,385)
 Net investment income--Class B                                    (164,704)          (119,217)
 Net realized gains--Class A                                     (6,839,551)        (2,391,510)
 Net realized gains--Class B                                       (129,752)           (12,867)
                                                                -----------       -----------
 Decrease in net assets from distributions to shareholders      (15,937,960)       (15,493,979)
                                                                -----------       -----------
From Share Transactions
Class A
 Proceeds from sales of shares (906,746 and 1,382,175
  shares, respectively)                                          16,946,702         24,342,158
 Net asset value of shares issued from reinvestment of
  distributions (703,569 and 722,912 shares, respectively)       12,908,037         12,522,376
 Cost of shares repurchased (2,489,652 and 2,957,778
  shares, respectively)                                         (46,749,267)       (51,872,715)
                                                                -----------       -----------
Total                                                           (16,894,528)       (15,008,181)
                                                                -----------       -----------
Class B
 Proceeds from sales of shares (125,709 and 158,935 shares,
  respectively)                                                   2,344,422          2,790,598
 Net asset value of shares issued from reinvestment of
  distributions (11,529 and
  6,511 shares, respectively)                                       211,321            114,320
 Cost of shares repurchased (31,996 and 9,767 shares,
  respectively)                                                    (602,797)          (173,872)
                                                                -----------       -----------
Total                                                             1,952,946          2,731,046
                                                                -----------       -----------
 Decrease in net assets from share transactions                 (14,941,582)       (12,277,135)
                                                                -----------       -----------
 Net decrease in net assets                                      (2,279,018)        (4,050,732)
Net Assets
 Beginning of period                                            223,099,707        227,150,439
                                                                -----------       -----------
 End of period (including undistributed net investment
  income of $657,595 and $1,322,557, respectively)             $220,820,689       $223,099,707
                                                                ===========       ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Convertible Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                            Class A
                                            ---------------------------------------------------------------------
                                                                    Year Ended October 31,
                                                 1996          1995          1994          1993          1992
                                            ------------- ------------- ------------- -------------  -------------
Net asset value, beginning of period             $18.23       $17.56        $19.34        $18.86        $18.36
Income from investment operations
 Net investment income                             0.70(4)      0.87          0.78          0.68          0.77
 Net realized and unrealized gain (loss)           1.68         1.04         (1.06)         1.53          1.54
                                                -------       -------       -------       -------       -------
  Total from investment operations                 2.38         1.91         (0.28)         2.21          2.31
                                                -------       -------       -------       -------       -------
Less distributions
 Dividends from net investment income             (0.77)       (1.05)        (0.69)        (0.73)        (0.72)
 Dividends from net realized gains                (0.58)       (0.19)        (0.81)        (1.00)        (1.09)
                                                -------       -------       -------       -------       -------
  Total distributions                             (1.35)       (1.24)        (1.50)        (1.73)        (1.81)
                                                -------       -------       -------       -------       -------
Change in net asset value                          1.03         0.67         (1.78)         0.48          0.50
                                                -------       -------       -------       -------       -------
Net asset value, end of period                   $19.26       $18.23        $17.56        $19.34        $18.86
                                                =======       =======       =======       =======       =======
Total return(1)                                   13.55%       11.45%        -1.48%        12.58%        13.77%
Ratios/supplemental data:
Net assets, end of period (thousands)                         $219,384      $226,294      $252,072      $200,944
                                                $214,874
Ratio to average net assets of:
 Operating expenses                                1.17%        1.18%         1.14%         1.15%         1.20%
 Net investment income                             3.75%        4.78%         4.27%         3.70%         4.28%
Portfolio turnover                                  141%          79%           91%           94%          200%
Average commission rate paid(5)                 $0.0619          N/A           N/A           N/A           N/A

                                                          Class B
                                             ---------------------------------
                                                                      From
                                                                    Inception
                                           Year Ended October 31,  7/15/94 to
                                               1996       1995      10/31/94
                                             ---------  ---------  ------------
Net asset value, beginning of period           $18.17    $17.55      $17.59
Income from investment operations
 Net investment income                           0.55(4)   0.70(4)     0.15
 Net realized and unrealized gain (loss)         1.68      1.07       (0.06)
                                               -------   -------     -------
  Total from investment operations               2.23      1.77        0.09
                                               -------   -------     -------
Less distributions
 Dividends from net investment income           (0.62)    (0.96)      (0.13)
 Dividends from net realized gains              (0.58)    (0.19)         --
                                               -------   -------     -------
  Total distributions                           (1.20)    (1.15)      (0.13)
                                               -------   -------     -------
Change in net asset value                        1.03      0.62       (0.04)
                                               -------   -------     -------
Net asset value, end of period                 $19.20    $18.17      $17.55
                                               =======   =======     =======
Total return(1)                                 12.72%    10.59%       0.49%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)          $5,947    $3,715        $856
Ratio to average net assets of:
 Operating expenses                              1.92%     1.95%       1.83%(2)
 Net investment income                           2.95%     3.92%       3.29%(2)
Portfolio turnover                                141%       79%         91%
Average commission rate paid(5)               $0.0619       N/A         N/A

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                       See Notes to Financial Statements

--------------------------------------------------------------------------------
GROWTH FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

     With the stock market continuing its remarkable rally dating back to December 1994, the Phoenix Growth Fund posted strong results over this latest reporting cycle. For the twelve months ended October 31, 1996, the Fund's Class A shares returned 16.34% and Class B shares returned 15.48%. In spite of these solid gains, the Fund lagged the Standard & Poor's 500 Composite Index, an unmanaged, commonly used measure of stock market performance, which returned 24.20%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     We have viewed the stock market as in the late stages of a cyclical upswing. Since October 1990, stocks have moved higher virtually without a major interruption. The excellent returns have bred an environment of complacency and high expectations that has pushed investors further out on the risk spectrum. During the second quarter of 1996, we witnessed a tremendous influx of money into aggressive growth and smaller company funds that showcased this speculative impulse. The correction of July 1996 cleansed the excesses in this area of the market. Since July, the focus has shifted to larger company outperformance. Investors have poured money into very large companies believed to provide steady growth characteristics and ample liquidity. This more recent tactic has pushed market indices (such as S&P 500 and the Dow Jones Industrials) higher, while broader measures of stock performance have lagged.

     In retrospect, the Fund's performance was held back by a more guarded stance toward the stock market. Our approach met with good results through August 1996, and especially in the difficult market environment during July. But, the dramatic rebound in equity prices during the last two months of the fiscal year was the primary reason for lagging the S&P 500 Index. Positive contributors to performance during the year included our excellent stock selection in both the energy and basic materials sectors as well as the Fund's overweighting in the strongly performing capital goods group. Specific areas which hindered our relative performance included weakness in some of our technology holdings as well the Fund's modest underweighting in the financial sector.

     Looking ahead, we continue to feel that the energy sector is in a long-term, secular upswing and will provide excellent returns. Health care and selected areas of technology will continue to exhibit excellent growth. Also, we continue to increase commitments to companies that are internationally focused and will be beneficiaries of developing country demand (including larger, foreign-based multinational corporations). Since we feel that the U.S. economy is in the mature stage of the growth cycle, the challenge ahead will be to identify companies that can continue to grow earnings despite a slower growth economic scenario, and that sell at relatively attractive prices to their growth rates.

     Finally, we remind shareholders that, despite recent experience, markets move in both directions. Our investment goal is to outperform over a market cycle. That means taking measures to protect against potentially adverse market environments. We feel that this is a period when the quest to make money in the stock market should be balanced with the instinct to protect capital--especially at a time when the level of complacency among investors is high. In this spirit, we continue to be well invested in stocks (with moderate cash reserves), but reinforce the fact that we remain true to the conservative growth objective of the Fund.

INVESTOR PROFILE

     The Growth Fund is best suited for an investor seeking the potential for long-term growth through investments in quality common stocks. At times, the Fund may invest in stocks of non-U.S. companies. Investors should note that foreign investments pose added risks, such as currency fluctuations, less public information, and, political and economic uncertainty.

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
                         Growth Fund
          S&P 500*       -- Class A
          --------       ----------
1986        10000            9525
1987        10641           10471
1988        12183           11203
1989        15377           13604
1990        14221           14019
1991        18985           18362
1992        20875           19637
1993        23986           21051
1994        24929           21485
1995        31514           26622
1996        39140           30973
[/LINE CHART]

Average Annual Total Returns for the Periods Ending 10/31/96        From Inception
                                                                      7/15/94 to
                                    1 Year    5 Years    10 Years      10/31/96
 ---------------------------------------------------------------------------------
Class A with 4.75% sales charge     10.82%     9.94%      11.97%         --
 ---------------------------------------------------------------------------------
Class A at net asset value          16.34%    11.02%      12.52%         --
 ---------------------------------------------------------------------------------
Class B with CDSC                   11.48%      --          --          17.18%
 ---------------------------------------------------------------------------------
Class B at net asset value          15.48%      --          --          18.23%
 ---------------------------------------------------------------------------------
S&P 500 Index*                      24.20%    15.57%      14.62%        24.21%
 ---------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------
                        INVESTMENTS AT OCTOBER 31, 1996

                                                           SHARES         VALUE
                                                       ------------  ---------------
COMMON STOCKS--80.4%
Aerospace & Defense--6.9%
 Boeing Company                                           500,000    $ 47,687,500
 General Motors Corp. Class H                             500,000      26,687,500
 Lockheed Martin Corp.                                    600,000      53,775,000
 Raytheon Co.                                             730,000      35,952,500
                                                                       ---------
                                                                      164,102,500
Banks--2.3%                                                            ---------
 Bankers Trust New York Corp.                             300,000      25,350,000
 Citicorp                                                 300,000      29,700,000
                                                                       ---------
                                                                       55,050,000
Beverages--1.1%                                                        ---------
 Seagram Ltd.                                             700,000      26,512,500
                                                                       ---------
Chemical--4.1%
 IMC Global, Inc.                                         850,000      31,875,000
 Monsanto Co.                                           1,700,000      67,362,500
                                                                       ---------
                                                                       99,237,500
Computer Software & Services--2.4%                                     ---------
 First Data Corp.                                         250,000      19,937,500
 Informix Corp. (b)                                       600,000      13,312,500
 Microsoft Corp. (b)                                       30,600       4,199,850
 Oracle Corp. (b)                                         500,000      21,156,250
                                                                       ---------
                                                                       58,606,100
Conglomerates--0.8%                                                    ---------
 ITT Corp. (b)                                            440,000      18,480,000
                                                                       ---------
Cosmetics & Soaps--1.6%
 Gillette Co.                                             500,000      37,375,000
                                                                       ---------
Diversified Financial Services--2.8%
 American Express Co.                                     600,000      28,200,000
 Federal National Mortgage Association                  1,000,000      39,125,000
                                                                       ---------
                                                                       67,325,000
Diversified Miscellaneous--3.3%                                        ---------
 CUC International, Inc. (b)                            1,350,000      33,075,000
 Equifax, Inc.                                          1,532,100      45,579,975
                                                                       ---------
                                                                       78,654,975
Electrical Equipment--1.6%                                             ---------
 Raychem Corp.                                            500,000      39,062,500
                                                                       ---------
Electronics--1.5%
 Intel Corp.                                               75,000       8,240,625
 Perkin Elmer Corp.                                       500,000      26,812,500
                                                                       ---------
Entertainment, Leisure & Gaming--1.2%                                  35,053,125
                                                                       ---------
 Carnival Corp. Class A                                   966,800      29,124,850
                                                                       ---------
Food--1.2%
 Ralston-Purina Group                                     450,000      29,756,250
                                                                       ---------
Healthcare-Diversified--0.9%
 Mallinckrodt, Inc.                                       500,000      21,750,000
                                                                       ---------
Healthcare-Drugs--2.1%
 Amgen, Inc. (b)                                          400,000      24,525,000
 Pharmacia & Upjohn, Inc.                                 700,000      25,200,000
                                                                       ---------
                                                                       49,725,000
Hospital Management & Services--2.6%                                   ---------
 Columbia/HCA Healthcare Corp.
                                                        1,050,000    $ 37,537,500
 MedPartners, Inc. (b)                                  1,161,600      24,538,800
                                                                       ---------
                                                                       62,076,300
Insurance--4.0%                                                        ---------
 Allstate Corp.
                                                          600,000      33,675,000
 American International Group, Inc.                       350,000      38,018,750
 General Re Corp.                                         170,000      25,032,500
                                                                       ---------
                                                                       96,726,250
Lodging & Restaurants--2.6%                                            ---------
 Hilton Hotels Corp.                                      800,000      24,300,000
 Marriott International, Inc.                             650,000      36,968,750
                                                                       ---------
                                                                       61,268,750
Machinery--1.9%                                                        ---------
 Deere & Co.                                            1,100,000      45,925,000
Medical Products & Supplies--4.8%                                      ---------
 Allegiance Corp. (b)                                     200,000       3,750,000
 Baxter International, Inc.                             1,000,000      41,625,000
 Johnson & Johnson                                      1,000,000      49,250,000
 Medtronic, Inc.                                          300,000      19,312,500
                                                                       ---------
Miscellaneous--0.2%                                                   113,937,500
                                                                       ---------
 Sabre Group Holdings, Inc. Class A (b)                   155,900       4,754,950
                                                                       ---------
Natural Gas--3.6%
 Anadarko Petroleum Corp.                                 230,000      14,633,750
 Apache Corp.                                           1,100,000      39,050,000
 Burlington Resources, Inc.                               400,000      20,150,000
 Enron Oil & Gas Co.                                      500,000      12,875,000
                                                                       ---------
Office & Business Equipment--0.9%                                      86,708,750
                                                                       ---------
 Xerox Corp.                                              450,000      20,868,750
                                                                       ---------
Oil--1.1%
 Amoco Corp.                                              345,000      26,133,750
Oil Service & Equipment--10.4%                                         ---------
 Diamond Offshore Drilling (b)                            619,000      37,681,625
 Dresser Industries, Inc.                                 500,000      16,437,500
 ENSCO International, Inc. (b)                            600,000      25,950,000
 Halliburton Co.                                        1,014,000      57,417,750
 Schlumberger Ltd.                                        500,000      49,562,500
 Tidewater, Inc.                                          707,400      30,948,750
 Transocean Offshore, Inc.                                368,000      23,276,000
 Varco International, Inc. (b)                            400,000       7,900,000
                                                                       ---------
                                                                      249,174,125
Paper & Forest Products--1.2%                                          ---------
 Kimberly-Clark Corp.                                     300,000      27,975,000
                                                                       ---------
Pollution Control--2.3%
 WMX Technologies, Inc.                                 1,600,000      55,000,000
                                                                       ---------

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

                                                           SHARES         VALUE
                                                       ------------  ---------------

Professional Services--1.6%
 ADT Ltd. (b)                                             900,000    $   17,775,000
 Marsh & McLennan Cos., Inc.                              200,000        20,825,000
                                                                     -------------
                                                                         38,600,000
                                                                     -------------
Rails--0.9%
 Burlington Northern, Inc.                                275,000        22,653,125
                                                                     -------------
Retail--4.4%
 Footstar, Inc. (b)                                       345,480         7,600,560
 Home Depot, Inc.                                         500,000        27,375,000
 Melville Corp.                                         1,200,000        44,700,000
 Price/Costco, Inc. (b)                                 1,300,000        25,837,500
                                                                     -------------
                                                                        105,513,060
                                                                     -------------
Retail--Food--1.5%
 American Stores Co.                                      850,000        35,168,750
                                                                     -------------
Telecommunications Equipment--2.4%
 Cisco Systems, Inc. (b)                                  450,000        27,843,750
 General Instrument Corp. (b)                             900,000        18,112,500
 Lucent Technologies, Inc.                                226,858        10,662,326
                                                                     -------------
                                                                         56,618,576
                                                                     -------------
Truckers & Marine--0.2%
 Avondale Industries, Inc. (b)                            365,000         5,976,875
                                                                     -------------
TOTAL COMMON STOCKS
 (Identified cost $1,632,463,766)                                     1,924,894,811
                                                                     -------------
FOREIGN COMMON STOCKS--8.4%
Chemical--1.5%
 Potash Corp. of Saskatchewan, Inc.  (Canada)             500,000        35,437,500
                                                                     -------------
Cosmetics & Soaps--1.8%
 Unilever NV (Netherlands)                                275,000        42,040,625
                                                                     -------------
Healthcare-Drugs--3.1%
 Astra AB Series A (Sweden)                               805,000        37,038,050
 SmithKline Beecham PLC ADR
   (United Kingdom)                                       600,000        37,575,000
                                                                     -------------
                                                                         74,613,050
                                                                     -------------
Oil Service & Equipment--1.2%
 Elf Aquitane Sponsored ADR (France)                      700,000        28,087,500
                                                                     -------------
Rails--0.8%
 Canadian Pacific Ltd. (Canada)                           785,000        19,821,250
                                                                     -------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $157,372,145)                                         199,999,925
                                                                     -------------
TOTAL LONG-TERM INVESTMENTS--88.8%
 (Identified cost $1,789,835,911)                                     2,124,894,736
                                                                     -------------


                                                      STANDARD
                                                      & POOR'S     PAR
                                                       RATING     VALUE
                                                    (Unaudited)   (000)        VALUE
                                                   ------------  --------  --------------
SHORT-TERM OBLIGATIONS--11.9%
Commercial Paper--8.9%
Corporate Receivables Corp. 5.70%, 11-1-96           A-1         $ 4,980    $ 4,980,000
Preferred Receivables Funding Corp. 5.40%, 11-4-96   A-1           4,344      4,342,045
BellSouth Telecommunications, Inc. 5.22%, 11-5-96    A-1+          1,965      1,963,860
Preferred Receivables Funding Corp. 5.40%, 11-5-96   A-1           6,900      6,894,729
Kimberly-Clark Corp. 5.27%, 11-8-96                  A-1+         13,745     13,730,915
Abbott Laboratories 5.20%, 11-12-96                  A-1+          4,600      4,592,691
Coca-Cola Co. 5.20%, 11-12-96                        A-1+         10,440     10,423,412
Preferred Receivables Funding Corp. 5.27%,
  11-12-96                                           A-1           2,000      1,996,779
AlliedSignal, Inc. 5.24%, 11-13-96                   A-1           5,785      5,774,896
Ameritech Capital Funding Corp. 5.27%, 11-18-96      A-1+          3,010      3,001,802
McDonald's Corp. 5.21%, 11-19-96                     A-1+          7,890      7,869,447
BellSouth Telecommunications, Inc. 5.36%, 11-19-96   A-1+          8,260      8,236,201
Minnesota Mining & Manufacturing Co. 5.37%,
  11-20-96                                           A-1+          8,855      8,827,999
Vermont American Corp. 5.22%, 11-21-96               A-1+          4,440      4,427,124
Albertson's, Inc. 5.23%, 11-22-96                    A-1          10,160     10,129,004
Minnesota Mining & Manufacturing Co. 5.22%,
  11-22-96                                           A-1+            100         99,696
General Electric Capital Corp. 5.24%, 11-26-96       A-1+         10,000     10,000,000
Heinz (H.J.) Co. 5.24%, 12-2-96                      A-1           3,880      3,862,493
International Lease Finance Corp. 5.28%, 12-2-96     A-1          10,000      9,954,533
Shell Oil Co. 5.22%, 12-2-96                         A-1+          9,650      9,606,623
Cargill, Inc. 5.27%, 12-3-96                         A-1+         10,440     10,388,377
Preferred Receivables Funding Corp. 5.25%, 12-3-96   A-1             900        895,800
Preferred Receivables Funding Corp. 5.45%, 12-3-96   A-1           3,170      3,154,343
McKenna Triangle National Corp. 5.25%, 12-5-96       A-1+          9,220      9,174,283
Private Export Funding Corp. 5.45%, 12-5-96          A-1+          1,530      1,522,029
Southwestern Bell Telephone Co. 5.24%, 12-5-96       A-1+         15,000     14,925,766

                      See Notes to Financial Statements
                                                                              21

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

                                                      STANDARD
                                                      & POOR'S     PAR
                                                       RATING     VALUE
                                                    (Unaudited)   (000)        VALUE
                                                   ------------  --------  --------------

Commercial Paper--continued
Beta Finance, Inc. 5.48%, 12-6-96                    A-1+        $ 6,800   $  6,704,447
International Lease Finance Corp. 5.28%, 12-6-96     A-1          14,615     14,535,388
Procter & Gamble Co. 5.38%, 12-10-96                 A-1+          4,285      4,260,048
Coca-Cola Co. 5.20%, 12-13-96                        A-1+          3,610      3,586,690
Kellogg Co. 5.25%, 12-13-96                          A-1+            425        422,397
Procter & Gamble Co. 5.22%, 12-18-96                 A-1+            610        605,690
Beta Finance, Inc. 5.35%, 4-4-97                     A-1+         11,000     10,746,670
                                                                           -------------
                                                                            211,636,177
                                                                           -------------
Federal Agency Securities--1.3%
 Student Loan Marketing Assn. 5.53%,  11-1-96                     12,700     12,700,000
 Federal Home Loan Banks 5.16%,
   11-8-96                                                         7,000      6,992,977
 Federal Farm Credit Bank 5.14%,
   11-20-96                                                       12,140     12,107,067
                                                                           -------------
                                                                             31,800,044
                                                                           -------------

                                                                  PAR
                                                                 VALUE
                                                                 (000)        VALUE
                                                               ---------  --------------
U.S. Treasury Bills--1.7%
 U.S. Treasury Bills 4.85%, 11-14-96                            $31,675  $   31,619,525
 U.S. Treasury Bills 4.86%, 2-6-97                                5,000       4,931,650
 U.S. Treasury Bills 4.90%, 2-6-97                                5,000       4,931,650
                                                                          ------------
                                                                             41,482,825
                                                                          ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $284,999,811)                                             284,919,046
                                                                          ------------
TOTAL INVESTMENTS--100.7%
 (Identified cost $2,074,835,722)                                         2,409,813,782(a)
 Cash and receivables, less liabilities--(0.7%)                             (17,016,942)
                                                                          ------------
NET ASSETS--100.0%                                                       $2,392,796,840
                                                                          ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $369,505,144 and gross depreciation of $34,674,515 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $2,074,983,153.
(b) Non-income producing.
ADR--American Depository Receipt

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $2,074,835,722)                        $2,409,813,782
Short-term investments held as collateral for loaned
  securities                                                   9,081,798
Cash                                                                 914
Receivables
 Investment securities sold                                    2,892,616
 Fund shares sold                                              1,721,169
 Dividends and interest                                        1,664,140
                                                           -------------
  Total assets                                             2,425,174,419
                                                           -------------
Liabilities
Payables
 Investment securities purchased                              15,107,903
 Collateral on securities loaned                               9,081,798
 Fund shares repurchased                                       5,184,798
 Investment advisory fee                                       1,303,330
 Transfer agent fee                                              747,518
 Distribution fee                                                540,089
 Financial agent fee                                              61,414
 Trustees' fee                                                    11,212
Accrued expenses                                                 339,517
                                                           -------------
  Total liabilities                                           32,377,579
                                                           -------------
Net Assets                                                $2,392,796,840
                                                           =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $1,649,890,053
Undistributed net investment income                            4,797,802
Accumulated net realized gain                                403,130,925
Net unrealized appreciation                                  334,978,060
                                                           -------------
Net Assets                                                $2,392,796,840
                                                           =============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,347,470,584)         87,356,082
Net asset value per share                                         $26.87
Offering price per share
  $26.87/(1-4.75%)                                                $28.21
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $45,326,256)             1,702,044
Net asset value and offering price per share                      $26.63

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Dividends                                                     $29,430,202
Interest                                                       17,786,591
Security lending                                                   81,367
                                                             -------------
  Total investment income                                      47,298,160
                                                             -------------
Expenses
Investment advisory fee                                        15,914,996
Distribution fee--Class A                                       5,925,509
Distribution fee--Class B                                         322,959
Financial agent fee                                               720,750
Transfer agent                                                  4,346,850
Printing                                                          696,479
Custodian                                                         225,245
Professional                                                       63,857
Registration                                                       56,365
Trustees                                                           19,479
Miscellaneous                                                      13,106
                                                             -------------
  Total expenses                                               28,305,595
                                                             -------------
Net investment income                                          18,992,565
                                                             -------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               403,222,187
Net realized loss on foreign currency                            (200,388)
Net change in unrealized appreciation (depreciation) on
  investments                                                 (60,960,282)
                                                             -------------
Net gain on investments                                       342,061,517
                                                             -------------
Net increase in net assets resulting from operations         $361,054,082
                                                             =============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended       Year Ended
                                                                  October 31, 1996 October 31, 1995
                                                                 ----------------  -----------------
From Operations
 Net investment income                                                $18,992,565      $19,910,168
 Net realized gain                                                    403,021,799      155,621,706
 Net change in unrealized appreciation (depreciation)                 (60,960,282)     290,325,083
                                                                   -------------     -------------
 Increase in net assets resulting from operations                     361,054,082      465,856,957
                                                                   -------------     -------------
From Distributions to Shareholders
 Net investment income--Class A                                       (22,644,345)     (29,146,274)
 Net investment income--Class B                                           (98,685)         (70,729)
 Net realized gains--Class A                                         (149,324,628)     (80,021,516)
 Net realized gains--Class B                                           (1,479,427)        (163,754)
                                                                   -------------     -------------
 Decrease in net assets from distributions to shareholders           (173,547,085)    (109,402,273)
                                                                   -------------     -------------
From Share Transactions
Class A
 Proceeds from sales of shares (9,835,907 and 11,080,464 shares,
  respectively)                                                       250,496,105      244,386,687
 Net asset value of shares issued from reinvestment of
  distributions
  (6,641,514 and 5,065,877 shares, respectively)                      158,927,977      100,757,525
 Cost of shares repurchased (21,426,723 and 24,592,373 shares,
  respectively)                                                      (546,897,194)    (539,504,775)
                                                                   -------------     -------------
Total                                                                (137,473,112)    (194,360,563)
                                                                   -------------     -------------
Class B
 Proceeds from sales of shares (1,000,869 and 726,554 shares,
  respectively)                                                        25,339,947       16,077,649
 Net asset value of shares issued from reinvestment of
  distributions
  (59,359 and 10,621 shares, respectively)                              1,409,232          212,004
 Cost of shares repurchased (171,122 and 64,169 shares,
  respectively)                                                        (4,348,366)      (1,445,729)
                                                                   -------------     -------------
Total                                                                  22,400,813       14,843,924
                                                                   -------------     -------------
 Decrease in net assets from share transactions                      (115,072,299)    (179,516,639)
                                                                   -------------     -------------
 Net increase in net assets                                            72,434,698      176,938,045
Net Assets
 Beginning of period                                                2,320,362,142    2,143,424,097
                                                                   -------------     -------------
 End of period (including undistributed net investment income of
  $4,797,802 and $8,762,468, respectively)                         $2,392,796,840   $2,320,362,142
                                                                   =============     =============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Growth Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                              Class A
                                          --------------------------------------------------------------------------------
                                                                       Year Ended October 31,
                                               1996             1995            1994            1993            1992
                                         ---------------- ---------------  --------------- --------------- ---------------
Net asset value, beginning of period           $24.92          $21.24          $21.53          $20.76          $22.60
Income from investment operations(5)
 Net investment income                           0.20(4)         0.26            0.26            0.32            0.36
 Net realized and unrealized gain                3.63            4.53            0.17            1.15            0.97
                                              --------         --------        --------        --------        --------
  Total from investment operations               3.83            4.79            0.43            1.47            1.33
                                              --------         --------        --------        --------        --------
Less distributions
 Dividends from net investment income           (0.25)          (0.30)          (0.24)          (0.32)          (0.45)
 Dividends from net realized gains              (1.63)          (0.81)          (0.48)          (0.38)          (2.72)
                                              --------         --------        --------        --------        --------
  Total distributions                           (1.88)          (1.11)          (0.72)          (0.70)          (3.17)
                                              --------         --------        --------        --------        --------
Change in net asset value                        1.95            3.68           (0.29)           0.77           (1.84)
                                              --------         --------        --------        --------        --------
Net asset value, end of period                 $26.87          $24.92          $21.24          $21.53          $20.76
                                              ========         ========        ========        ========        ========
Total return(1)                                 16.34%          23.91%           2.06%           7.20%           6.95%
Ratios/supplemental data:
Net assets, end of period (thousands)        $2,347,471       $2,300,251      $2,140,458      $2,563,442      $2,186,868

Ratio to average net assets of:
 Operating expenses                              1.17%           1.20%           1.19%           1.18%           1.17%
 Net investment income                           0.80%           0.92%           1.22%           1.55%           1.86%
Portfolio turnover                                116%            109%            118%            176%            192%
Average commission rate paid(6)               $0.0534             N/A             N/A             N/A             N/A

                                                       Class B
                                          ---------------------------------
                                                                   From
                                        Year Ended October 31,  Inception
                                                                7/15/94 to
                                            1996       1995      10/31/94
                                          ---------  ---------  ------------
Net asset value, beginning of period        $24.74    $21.19      $20.48
Income from investment operations(5)
 Net investment income                          --(4)      --(4)    0.01
 Net realized and unrealized gain             3.61      4.60        0.70
                                           --------   --------    --------
  Total from investment operations            3.61      4.60        0.71
                                           --------   --------    --------
Less distributions
 Dividends from net investment income        (0.09)    (0.24)         --
 Dividends from net realized gains           (1.63)    (0.81)         --
                                           --------   --------    --------
  Total distributions                        (1.72)    (1.05)         --
                                           --------   --------    --------
Change in net asset value                     1.89      3.55        0.71
                                           --------   --------    --------
Net asset value, end of period              $26.63    $24.74      $21.19
                                           ========   ========    ========
Total return(1)                              15.48%    23.02%       3.47%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $45,326   $20,111      $2,966
Ratio to average net assets of:
 Operating expenses                           1.93%     1.97%       1.87%(2)
 Net investment income                        0.01%     0.01%       0.32%(2)
Portfolio turnover                             116%      109%        118%
Average commission rate paid(6)            $0.0534       N/A         N/A

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized

(3) Not annualized

(4) Computed using average shares outstanding.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                        See Notes to Financial Statements

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

     The continued rally in the U.S. stock market helped the Aggressive Growth Fund post strong double-digit returns over this latest reporting period. For the twelve months ended October 31, 1996, Class A shares provided a total return of 17.43% and Class B shares returned 16.52%. Although these results were impressive on an absolute basis, they did lag behind Standard & Poor's 500 Composite Stock Index, an unmanaged, commonly used measure of stock performance, which returned 24.20% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     Over the last twelve months, the Fund continued to focus on high-growth companies with strong thematic appeal. With this objective, we found a number of compelling investment opportunities within the energy sector which provided outstanding results throughout the reporting period. Aided by a surprisingly robust U.S. economy during the first half of 1996, the Fund's substantial exposure to economically-sensitive stocks also boosted results. Negative contributors to Fund performance during this period included the portfolio's relative underweighting in the solidly performing financial and capital goods sectors. Severe profit-taking in some of our technology and health care holdings during the July selloff also hindered returns.

     Moving forward, we are forecasting a more moderate economic climate and slower earnings growth for the overall stock market. Since we firmly believe that stock performance tracks earnings growth in the long-run, the main thrust of our research continues to be on finding young growth companies that can turn into tomorrow's market leaders. Investment themes that we believe can provide above-average growth potential in this environment include Software Solutions (technology), Energy Technology (energy) and 21st Century Medicine (health care). As of October 31, 1996, the Fund's asset allocation mix was 96% equity and 4% cash equivalents.

INVESTOR PROFILE

     The Aggressive Growth Fund is best suited for an investor who desires an aggressively managed portfolio designed for maximum appreciation of capital with little or no current income.

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
                              Aggressive
                              Growth Fund
               S&P 500*       -- Class A
               --------       ----------
1986           10000           9525
1987           10641          10769
1988           12183          11256
1989           15377          13349
1990           14221          11577
1991           18985          16206
1992           20875          17359
1993           23986          19815
1994           24929          19889
1995           31514          26878
1996           39140          31563
[/LINE CHART]

Average Annual Total Returns for the Periods Ending 10/31/96
                                                                From Inception
                                                                  7/21/94 to
                                1 Year    5 Years    10 Years      10/31/96
--------------------------------------------------------------------------------
Class A with 4.75% sales charge  11.87%    13.16%      12.18%        --
--------------------------------------------------------------------------------
Class A at net asset value       17.43%    14.26%      12.72%        --
--------------------------------------------------------------------------------
Class B with CDSC                12.52%    --          --            21.39%
--------------------------------------------------------------------------------
Class B at net asset value       16.52%    --          --            22.42%
--------------------------------------------------------------------------------
S&P 500 Index*                   24.20%    15.57%      14.62%        24.61%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/21/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                                     SHARES       VALUE
                                                    ---------  -------------
COMMON STOCKS--91.1%
Advertising--2.5%
 Outdoor Systems, Inc. (b)                            65,000   $ 2,908,750
 Snyder Communications, Inc. (b)                      50,000       975,000
 Universal Outdoor Holdings, Inc. (b)                 75,000     2,203,125
                                                               -----------
                                                                 6,086,875
                                                               -----------
Aerospace & Defense--0.2%
 Triumph Group, Inc. (b)                              28,600       643,500
                                                               -----------
Computer Software & Services--24.3%
 Amati Communications Corp. (b)                      100,000     1,725,000
 Brooktrout Technology, Inc. (b)                     100,000     3,225,000
 Chips & Technologies, Inc. (b)                      302,400     6,010,200
 Cognos, Inc. (b)                                     75,000     2,353,125
 Electronics Arts, Inc. Class A (b)                  135,000     5,062,500
 Forte Software, Inc. (b)                             50,000     1,887,500
 Inso Corp. (b)                                       50,000     2,462,500
 McAfee Associates, Inc. (b)                         105,000     4,777,500
 Network Appliance, Inc. (b)                          35,000     1,225,000
 Object Design, Inc. (b)                             120,000     1,372,500
 PairGain Technologies, Inc. (b)                      70,000     4,821,250
 Parametric Technology Corp. (b)                     112,500     5,498,437
 Rational Software Corp. (b)                          75,000     2,878,125
 Remedy Corp. (b)                                    130,000     6,337,500
 Security Dynamics Technologies, Inc. (b)             20,000     1,625,000
 Verilink Corp. (b)                                   35,000     1,260,000
 Veritas Software Corp. (b)                           90,000     4,545,000
 Videoserver, Inc. (b)                                50,000     2,368,750
                                                               -----------
                                                                59,434,887
                                                               -----------
Diversified Financial Services--5.4%
 Concord EFS, Inc. (b)                               135,000     3,915,000
 Conseco, Inc.                                       100,000     5,350,000
 Money Store, Inc.                                   150,000     3,862,500
                                                               -----------
                                                                13,127,500
                                                               -----------
Diversified Miscellaneous--2.4%
 Central Garden & Pet Company (b)                    250,000     5,906,250
                                                               -----------
Electrical Equipment--2.0%
 Jabil Circuit, Inc. (b)                             200,000     4,800,000
                                                               -----------
Electronics--5.9%
 3Com Corp. (b)                                       90,000     6,086,250
 S3, Inc. (b)                                        200,000     3,775,000
 Sawtek, Inc. (b)                                    150,000     4,537,500
                                                               -----------
                                                                14,398,750
                                                               -----------
Healthcare--Drugs--2.0%
 Agouron Pharmaceuticals, Inc. (b)                    50,000     2,862,500
 Amylin Pharmaceuticals, Inc. (b)                    175,000     1,968,750
                                                               -----------
                                                                 4,831,250
                                                               -----------
Household Furnishings & Appliances--1.6%
 Ethan Allen Interiors, Inc.                         110,000     3,932,500
                                                               -----------
Lodging & Restaurants--1.7%
 Starbucks Corp. (b)                                 125,000   $ 4,062,500
                                                               -----------
Medical Products & Supplies--1.8%
 Idexx Laboratories, Inc. (b)                         50,000     1,962,500
 U.S. Surgical Corp.                                  60,000     2,512,500
                                                               -----------
                                                                 4,475,000
                                                               -----------
Office & Business Equipment--2.0%
 Compaq Computer Corp. (b)                            50,000     3,481,250
 Splash Technology Holdings, Inc. (b)                100,000     1,375,000
                                                               -----------
                                                                 4,856,250
                                                               -----------
Oil Service & Equipment--16.6%
 Diamond Offshore Drilling (b)                       110,000     6,696,250
 ENSCO International, Inc. (b)                       125,000     5,406,250
 Falcon Drilling Company, Inc. (b)                   175,000     6,190,625
 Marine Drilling Company, Inc. (b)                   200,000     2,775,000
 Pride Petroleum Services, Inc. (b)                  200,000     3,500,000
 Schlumberger Ltd.                                    75,000     7,434,375
 Smith International, Inc. (b)                       125,000     4,750,000
 Transocean Offshore, Inc.                            60,000     3,795,000
                                                               -----------
                                                                40,547,500
                                                               -----------
Professional Services--1.8%
 HFS, Inc. (b)                                        60,000     4,395,000
                                                               -----------
Publishing, Broadcasting, Printing & Cable--6.5%
 American Radio Systems Corp. Class A (b)             50,000     1,525,000
 Chancellor Broadcasting Class A (b)                  50,000     1,612,500
 Consolidated Graphics, Inc. (b)                      84,800     3,074,000
 Evergreen Media Corp. Class A (b)                   149,999     4,049,973
 Heftel Broadcasting Corp. Class A (b)                50,000     1,812,500
 Telemundo Group, Inc. Class A (b)                    50,000     1,387,500
 Univision Communications, Inc. Class A (b)           70,000     2,362,500
                                                               -----------
                                                                15,823,973
                                                               -----------
Retail--1.8%
 Eagle Hardware & Garden, Inc. (b)                   150,000     4,293,750
                                                               -----------
Retail--Drug--1.8%
 Jones Medical Industries, Inc.                      100,000     4,350,000
                                                               -----------
Textile & Apparel--2.6%
 Nike, Inc. Class B                                   50,000     2,943,750
 Pacific Sunwear of California (b)                   150,000     3,337,500
                                                               -----------
                                                                 6,281,250
                                                               -----------
Telecommunications Equipment--6.9%
 ADC Telecommunications, Inc. (b)                     50,000     3,418,750
 Andrew Corp. (b)                                     25,000     1,218,750
 Cisco Systems, Inc. (b)                              15,000       928,125
 Digital Microwave Corp. (b)                         150,000     3,431,250
 Natural Microsystems Corp. (b)                       60,000     3,195,000
 Pacific Gateway Exchange, Inc. (b)                   50,000     1,550,000
 Stanford Telecommunications, Inc. (b)                17,600       501,600
 U.S. Robotics Corp. (b)                              40,000     2,515,000
                                                               -----------
                                                                16,758,475
                                                               -----------

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                                    SHARES       VALUE
                                   --------- --------------
Utility--Telephone--1.3%
 ACC Corp. (b)                      75,000    $  3,187,500
                                               ------------
TOTAL COMMON STOCKS
  (Identified cost $200,926,461)               222,192,710
                                               ------------
WARRANTS--4.5%
Chemical--0.9%
 BJ Services Co. Warrants (b)      100,000       2,112,500
                                               ------------
Electronics--3.6%
 Intel Corp. Warrants (b)          125,000       8,861,325
                                               ------------
TOTAL WARRANTS
  (Identified cost $8,524,147)                  10,973,825
                                               ------------
TOTAL LONG-TERM INVESTMENTS--95.6%
 (Identified cost $209,450,608)                233,166,535
                                               ------------

                                                      STANDARD
                                                      & POOR'S     PAR
                                                       RATING     VALUE
                                                    (Unaudited)   (000)       VALUE
                                                   ------------  -------  ---------------
SHORT-TERM OBLIGATIONS--0.9%
Commercial Paper--0.9%
 Corporate Receivables Corp. 5.70%, 11-1-96             A-1      $  480    $    480,000
 AlliedSignal, Inc. 5.26%, 11-4-96                      A-1       1,650       1,649,277
                                                                          -------------
                                                                              2,129,277
                                                                          -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $2,129,277)                                                 2,129,277
                                                                          -------------
TOTAL INVESTMENTS--96.5%
 (Identified cost $211,579,885)                                             235,295,812(a)
 Cash and receivables, less liabilities--3.5%                                 8,658,419
                                                                          -------------
NET ASSETS--100.0%                                                         $243,954,231
                                                                          =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $28,431,958 and gross depreciation of $5,165,009 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $212,028,863.
(b) Non-income producing.

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $211,579,885)                              $235,295,812
Short-term investments held as collateral for loaned
  securities                                                    11,123,400
Cash                                                             1,790,497
Receivables
 Investment securities sold                                     10,932,765
 Fund shares sold                                                7,238,750
                                                              -------------
  Total assets                                                 266,381,224
                                                              -------------

Liabilities
Payables
 Collateral on securities loaned                                11,123,400
 Investment securities purchased                                10,779,853
 Fund shares repurchased                                           184,605
 Investment advisory fee                                           142,682
 Distribution fee                                                   59,198
 Transfer agent fee                                                 51,231
 Trustees' fee                                                      11,245
 Financial agent fee                                                 6,282
Accrued expenses                                                    68,497
                                                              -------------
 Total liabilities                                              22,426,993
                                                              -------------
Net Assets                                                    $243,954,231
                                                              =============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $185,675,889
Accumulated net realized gain                                   34,562,415
Net unrealized appreciation                                     23,715,927
                                                              -------------
Net Assets                                                    $243,954,231
                                                              =============

Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $233,487,799)              13,863,607

Net asset value per share                                           $16.84
Offering price per share
  $16.84/(1-4.75%)                                                  $17.68

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,466,432)                 631,461

Net asset value and offering price per share                        $16.57

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Dividends                                                        $195,895
Interest                                                          500,090
Security lending                                                  159,276
                                                              -----------
  Total investment income                                         855,261
                                                              -----------

Expenses
Investment advisory fee                                         1,537,430
Distribution fee--Class A                                         533,170
Distribution fee--Class B                                          63,649
Financial agent fee                                                65,890
Transfer agent                                                    302,803
Printing                                                           49,306
Professional                                                       37,723
Custodian                                                          37,123
Registration                                                       26,278
Trustees                                                           20,644
Miscellaneous                                                       2,607
                                                              -----------
 Total expenses                                                 2,676,623
                                                              -----------
Net investment loss                                            (1,821,362)
                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                40,305,515
Net realized loss on purchased options                         (1,265,699)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (4,196,804)
                                                              -----------

Net gain on investments                                        34,843,012
                                                              -----------
Net increase in net assets resulting from operations          $33,021,650
                                                              ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended         Year Ended
                                                    October 31, 1996   October 31, 1995
                                                    -----------------  -----------------
From Operations
 Net investment income (loss)                          $(1,821,362)          $625,864
 Net realized gain                                      39,039,816         22,388,865
 Net change in unrealized appreciation
  (depreciation)                                        (4,196,804)        23,926,580
                                                       ------------      ------------
 Increase in net assets resulting from operations       33,021,650         46,941,309
                                                       ------------      ------------
From Distributions to Shareholders
 Net investment income--Class A                           (230,621)        (1,906,874)
 Net investment income--Class B                                 --             (6,562)
 Net realized gains--Class A                           (24,390,155)        (9,109,368)
 Net realized gains--Class B                              (370,937)           (33,032)
                                                       ------------      ------------
 Decrease in net assets from distributions to
  shareholders                                         (24,991,713)       (11,055,836)
                                                       ------------      ------------
From Share Transactions
Class A
 Proceeds from sales of shares (20,593,244 and
  4,239,236 shares, respectively)                      339,736,195         62,165,020
 Net asset value of shares issued from
  reinvestment of distributions
  (1,566,906 and 857,273 shares, respectively)          22,579,121         10,298,375
 Cost of shares repurchased (19,216,354 and
  4,688,495 shares, respectively)                     (316,940,541)       (67,901,061)
                                                       ------------      ------------
Total                                                   45,374,775          4,562,334
                                                       ------------      ------------
Class B
 Proceeds from sales of shares (739,574 and
  152,973 shares, respectively)                         12,090,017          2,285,062
 Net asset value of shares issued from
  reinvestment of distributions
  (23,041 and 3,215 shares, respectively)                  329,024             38,454
 Cost of shares repurchased (277,273 and 34,861
  shares, respectively)                                 (4,550,009)          (558,289)
                                                       ------------      ------------
Total                                                    7,869,032          1,765,227
                                                       ------------      ------------
 Increase in net assets from share transactions         53,243,807          6,327,561
                                                       ------------      ------------
 Net increase in net assets                             61,273,744         42,213,034
Net Assets
 Beginning of period                                   182,680,487        140,467,453
                                                       ------------      ------------
 End of period (including undistributed net
  investment income of $0 and $230,621,
  respectively)                                       $243,954,231       $182,680,487
                                                       ============      ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                                           Class A
                                                           ---------------------------------------------------------------------
                                                                                   Year Ended October 31,
                                                                1996          1995          1994          1993          1992
                                                           ------------- ------------- ------------- -------------  -------------

Net asset value, beginning of period                            $16.51       $13.33        $14.56        $13.56        $14.88
Income from investment operations(5)
 Net investment income (loss)                                    (0.13)(4)     0.06(4)       0.27          0.22          0.23
 Net realized and unrealized gain (loss)                          2.64         4.21         (0.21)         1.62          0.59
                                                               --------      --------      --------      --------      --------
  Total from investment operations                                2.51         4.27          0.06          1.84          0.82
                                                               --------      --------      --------      --------      --------
Less distributions
 Dividends from net investment income                            (0.02)       (0.19)        (0.22)        (0.23)        (0.25)
 Dividends from net realized gains                               (2.16)       (0.90)        (1.07)        (0.61)        (1.50)
 Distributions in excess of accumulated realized gains              --           --            --            --         (0.39)
                                                               --------      --------      --------      --------      --------
  Total distributions                                            (2.18)       (1.09)        (1.29)        (0.84)        (2.14)
                                                               --------      --------      --------      --------      --------
Change in net asset value                                         0.33         3.18         (1.23)         1.00         (1.32)
                                                               --------      --------      --------      --------      --------
Net asset value, end of period                                  $16.84       $16.51        $13.33        $14.56        $13.56
                                                               ========      ========      ========      ========      ========
Total return(1)                                                  17.43%       35.14%         0.37%        14.15%         7.11%
Ratios/supplemental data:
Net assets, end of period (thousands)                          $233,488       $180,288      $140,137     $143,035      $128,530

Ratio to average net assets of:
 Operating expenses                                               1.20%        1.29%         1.26%         1.17%         1.25%
 Net investment income (loss)                                    (0.81%)       0.43%         1.97%         1.58%         1.70%
Portfolio turnover                                                 401%         331%          306%          192%          251%
Average commission rate paid(6)                                $0.0655          N/A           N/A           N/A           N/A

                                                         Class B
                                         --------------------------------------

                                                                       From
                                                                     Inception
                                          Year Ended October 31,     7/21/94 to
                                             1996         1995       10/31/94
                                         ------------ ------------  ------------
Net asset value, beginning of period         $16.38      $13.31       $13.09
Income from investment operations(5)
 Net investment income (loss)                 (0.25)(4)   (0.12)(4)     0.02
 Net realized and unrealized gain              2.60        4.26         0.20
                                            --------     --------     --------
  Total from investment operations             2.35        4.14         0.22
                                            --------     --------     --------
Less distributions
 Dividends from net investment income            --       (0.17)          --
 Dividends from net realized gains            (2.16)      (0.90)          --
                                            --------     --------     --------
  Total distributions                         (2.16)      (1.07)          --
                                            --------     --------     --------
Change in net asset value                      0.19        3.07         0.22
                                            --------     --------     --------
Net asset value, end of period               $16.57      $16.38       $13.31
                                            ========     ========     ========
Total return(1)                               16.52%      34.15%        1.68%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $10,466      $2,393         $330
Ratio to average net assets of:
 Operating expenses                            1.95%       2.04%        1.81%(2)
 Net investment income (loss)                 (1.57%)     (0.83%)       1.45%(2)
Portfolio turnover                              401%        331%         306%
Average commission rate paid(6)             $0.0655         N/A          N/A

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized

(3) Not annualized

(4) Computed using average shares outstanding.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
HIGH YIELD FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

     Phoenix High Yield Fund posted impressive results over this latest fiscal reporting period. For the twelve months ended October 31, 1996, the Fund's Class A shares provided a total return of 15.95% and Class B shares returned 14.88%. These results compare very favorably with the market, as measured by the CS First Boston High Yield Index, which returned 10.47% over this same period.* All of these results assume reinvestment of any distributions, but exclude the effect of sales charges.

     During this reporting cycle, the most significant factor contributing to the Fund's strong performance was our sizable allocation to emerging markets securities. This group not only outperformed all other sectors in the fixed-income universe, but also outdistanced a bullish U.S. equity market. Over the last twelve months, our research in this area has led us to a number of rewarding investment opportunities in such countries as Poland, Russia, Mexico and Argentina. Besides emerging markets, the Fund also benefited from its U.S. high-yield exposure. Our strategy of focusing on non-cyclical industries worked well and we are particularly pleased with the solid performance from our energy and media holdings.

     Given our outlook for slower economic growth in the U.S., the Fund's investment strategy will emphasize defensive industries such as oil and gas, health care and food and beverage. When opportunities present themselves, we will also continue to invest in good credits from such out of favor industries as cable television and pulp and paper. Lastly, despite the extended rally in emerging markets bonds, we still remain bullish on this sector. Currently, we are finding attractive valuations in such countries as Croatia and Venezuela as well as from select corporate issues found in Mexico and Central Europe.

     *The CS First Boston High Yield Index is an unmanaged, but commonly used index that tracks returns of all new publicly offered debt of more than $75 million rated below "BBB" or "BBB/BB+."

INVESTOR PROFILE

     The High Yield Fund is best suited for risk-tolerant investors seeking a long-term investment to provide for high current income. High-yield fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in low-yielding fixed-income securities. Foreign investing involves special risks, such as currency fluctuation, less public disclosure as well as economic and political risks.

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
             CS First Boston    High Yield
             High Yield         Fund --
             Index*             Class A
             ------             -------
1986           10000            9525
1987            9977            9302
1988           11990           10949
1989           12170           11020
1990           11088           10470
1991           16091           13273
1992           18568           15433
1993           22103           18810
1994           22468           18327
1995           25893           20377
1996           28604           23628
[/LINE CHART]

Average Annual Total Returns for Periods Ending 10/31/96         From Inception
                                                                   2/16/94 to
                                 1 Year    5 Years    10 Years      10/31/96
--------------------------------------------------------------------------------
Class A with 4.75% sales charge   10.41%    11.33%       9.09%      --
--------------------------------------------------------------------------------
Class A at net asset value        15.95%    12.41%       9.63%      --
--------------------------------------------------------------------------------
Class B with CDSC                 10.88%      --          --      5.10%
--------------------------------------------------------------------------------
Class B at net asset value        14.88%      --          --      6.04%
--------------------------------------------------------------------------------
First Boston High Yield Index*    10.47%    12.19%      11.08%    8.32%**
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/86 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 2/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The CS First Boston High Yield Index is an unmanaged but commonly used index that tracks the returns of all new publicly offered debt of more than $75 million rated below BBB or BBB/BB+. The index's performance does not reflect sales charges.

**Index information from 2/28/94 to 10/31/96.

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                                        MOODY'S
                                                         BOND         PAR
                                                        RATING       VALUE
                                                      (Unaudited)    (000)         VALUE
                                                     ------------ -----------  ---------------
U.S. GOVERNMENT SECURITIES--1.1%
U.S. Treasury Notes--1.1%
 U.S. Treasury Notes WI 5.875%, '99 (g)                Aaa          $  5,750    $  5,747,700
                                                                                ------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $5,736,775)                                                      5,747,700
                                                                                ------------
NON-CONVERTIBLE BONDS--62.6%
Advertising--1.9%
 Outdoor Systems, Inc. 9.375%, '06                     B               6,000       5,970,000
 Universal Outdoor, Inc. 9.75%, '06                    B               4,000       3,960,000
                                                                                ------------
                                                                                   9,930,000
                                                                                ------------
Asset-Backed Securities--1.4%
 Airplanes Pass Through Trust 1D 10.875%, '19          Ba              7,000       7,595,000
                                                                                ------------
Chemical--1.9%
 General Chemical 9.25%, '03                           B               7,300       7,446,000
 ISP Holdings, Inc. 9%, '03                            Ba              2,500       2,518,750
                                                                                ------------
                                                                                   9,964,750
                                                                                ------------
Containers--4.3%
 Owens-Illinois, Inc. 11%, '03                         Ba             11,000      12,113,750
 Portola Packaging, Inc. 10.75%, '05                   B              10,000      10,450,000
                                                                                ------------
                                                                                  22,563,750
                                                                                ------------
Food & Beverages--2.2%
 Canandaigua Wine 144A 8.75%, '03 (b)                  B               5,000       4,762,500
 International Home Foods, Inc. 144A 10.375%,
  '06 (b)                                              B               7,000       7,070,000
                                                                                ------------
                                                                                  11,832,500
                                                                                ------------
Hospital Management & Services--4.7%
 Healthsouth Rehabilitation 9.50%, '01                 Ba              2,625       2,795,625
 Tenet Healthcare Corp. 10.125%, '05                   Ba             20,250      22,275,000
                                                                                ------------
                                                                                  25,070,625
                                                                                ------------
Industrial--1.1%
 AAF-McQuay, Inc. 8.875%, '03                          B               5,750       5,699,687
                                                                                ------------
Non-Agency Mortgage-Backed Securities--6.8%
 Chase Mortgage Finance Corp. Private 93-2, B8
  6.95%, '24 (i)                                       BB(c)           4,323       3,534,866
 DLJ Mortgage Acceptance Corp. 94-MF4, B2 144A
  8.50%, '01 (b)                                       BB(c)           3,000       2,723,438
 Fund America Structured Trust 96-1, A 144A 0%, '26
  (b)                                                  Baa             3,000       2,163,750
Non-Agency Mortgage-Backed Securities--continued
 Merrill Lynch Mortgage 94-M1, E 144A 8.23%, '22 (b)   Ba           $  4,000    $  3,491,875
 Prudential Home Mortgage Security Corp. 95-F, B1
  144A 6.625%, '24 (b)                                 Ba              1,329       1,048,206
 Resolution Trust Corp. 95-2, B2 7%, '29 (h)           Baa             5,672       5,551,689
 Resolution Trust Corp. 95-2, C1 7.45%, '29 (h)        Baa             3,212       3,187,243
 Ryland Mortgage Security Corp. III 92-A, 1C 8.33%,
  '30                                                  BB(c)           1,000         768,750
 Salomon Brothers Mortgage VII 95 C1 144A 6.801%,
  '08 (b)                                              B               9,201       6,935,159
 SML, Inc. 94-C1, B2 10.30%, '99 (h)                   BB(c)           5,000       4,879,688
 Structured Asset Securities Corp. 96-CFL, F 7.75%,
  '28                                                  BB(c)           1,600       1,423,000
                                                                                ------------
                                                                                  35,707,664
                                                                                ------------
Oil & Gas--5.5%
 Benton Oil & Gas Co. 11.625%, '03 (h)                 NR              4,350       4,774,125
 Flores & Rucks, Inc. 9.75%, '06 (h)                   B               8,000       8,220,000
 Forcenergy, Inc. 9.50%, '06                           B               2,000       2,027,500
 Nuevo Energy Co. 9.50%, '06                           B              13,500      13,905,000
                                                                                ------------
                                                                                  28,926,625
                                                                                ------------
Oil Service & Equipment--4.2%
 NS Group, Inc. 13.50%, '03                            B              10,500      10,539,375
 Noble Drilling Corp. 9.125%, '06                      Ba             10,800      11,421,000
                                                                                ------------
                                                                                  21,960,375
                                                                                ------------
Paper & Forest Products--4.0%
 Buckeye Cellulose Corp. 9.25%, '08                    Ba              5,500       5,568,750
 SD Warren Co. Series B 12%, '04                       B               4,250       4,590,000
 Stone Container Corp. 11.875%, '98                    B              10,500      11,116,875
                                                                                ------------
                                                                                  21,275,625
                                                                                ------------
Publishing, Broadcasting, Printing & Cable--12.5%
 Comcast Corp. 9.375%, '05                             B               6,000       6,000,000
 Comcast Corp. 9.50%, '08                              B               1,350       1,343,250
 Comcast Corp. 10.625%, '12                            B               5,000       5,318,750
 Continental Cablevision 9.50%, '13                    Ba              5,700       6,412,500
 Frontiervision 11%, '06                               B               7,000       6,965,000
 Galaxy Telecom 12.375%, '05                           B               8,000       8,380,000
 Granite Broadcasting Corp. 10.375%, '05               B               7,000       7,105,000

                      See Notes to Financial Statements
                                                                              35

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

                                                        MOODY'S
                                                         BOND         PAR
                                                        RATING       VALUE
                                                      (Unaudited)    (000)         VALUE
                                                     ------------ -----------  ---------------

Publishing, Broadcasting, Printing & Cable--continued
 Poland Communications, Inc. 144A 9.875%, '03 (b)      B            $  7,400    $  7,400,000
 SCI Television 11%, '05                               B              15,800      16,886,250
                                                                                ------------
                                                                                  65,810,750
                                                                                ------------
Retail--1.9%
 Eyecare Centers of America 12%, '03 (h)               B               6,500       6,955,000
 Scotty's Inc. Series A 11.25%, '15 (h)                NR              3,200       2,968,000
                                                                                ------------
                                                                                   9,923,000
                                                                                ------------
Telecommunications--4.3%
 Commnet Cellular 11.25%, '05                          Caa             4,000       4,225,000
 Sprint Spectrum L.P. 11%, '06                         B               8,100       8,221,500
 USA Mobile Communications 14%, '04                    B               3,500       3,920,000
 Viatel, Inc. 0%, '05 (e)                              B               3,500       2,170,000
 Western Wireless 144A 10.50%, '07 (b)                 B               4,000       4,010,000
                                                                                ------------
                                                                                  22,546,500
                                                                                ------------
Truckers & Marine--1.2%
 Viking Star Shipping 9.625%, '03                      Ba              6,000       6,195,000
                                                                                ------------
Utility--Electric--4.7%
 AES Corp. 9.75%, '00                                  Ba              8,000       8,280,000
 California Energy 9.875%, '03                         Ba              5,000       5,231,250
 California Energy 0%, '04 (e)                         Ba             11,000      11,330,000
                                                                                ------------
                                                                                  24,841,250
                                                                                ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $320,628,967)                                                  329,843,101
                                                                                ------------
FOREIGN NON-CONVERTIBLE BONDS--19.3%
Argentina--3.1%
 Bridas Corp. 12.50%, '99                              B              11,500      12,103,750
 Transportadora de Gas del Sur 10.25%, '01             B               4,000       4,110,000
                                                                                ------------
                                                                                  16,213,750
                                                                                ------------
Bermuda--1.0%
 Sea Containers Ltd. 10.50%, '03                       Ba              5,000       5,087,500
                                                                                ------------
Canada--5.3%
 Call-Net Enterprises 0%,
  '04 (e)                                              B              12,000       9,330,000
 Groupe Videotron Ltee 10.625%, '05                    Ba              4,000       4,380,000
 Gulf Canada Resources 9.625%, '05                     Ba              7,000       7,402,500
 Videotron Ltd. 10.25%, '02                            Ba              6,500       7,003,750
                                                                                ------------
                                                                                  28,116,250
                                                                                ------------
Colombia--2.7%
 Comunicacion Celular SA 0%, '03 (e)                   B               7,500       4,725,000
 Occidente Y Caribe Celular 144A 0%, '04 (b) (e)       B              19,085       9,542,500
                                                                                ------------
                                                                                  14,267,500
                                                                                ------------
Mexico--3.9%
 Aerovias De Mexico Euro. 144A 9.75%, '00 (b)          NR           $  1,150    $  1,086,750
 Aerovias De Mexico SA 9.75%, '00                      NR              2,350       2,220,750
 Coca-Cola Femsa 8.95%,
  '06                                                  Ba              2,000       2,008,750
 Grupo Televisa SA 0%,
  '08 (e)                                              Ba              5,600       3,458,000
 Ispat Mexicana SA Euro 10.375%, '01                   NR             12,000      12,030,000
                                                                                ------------
                                                                                  20,804,250
                                                                                ------------
Philippines--0.8%
 Subic Power Corp. 144A 9.50%, '08 (b)                 NR              3,879       4,044,181
                                                                                ------------
United Kingdom--2.5%
 Comcast UK Cable 0%,
  '07 (e)                                              B               7,500       4,875,000
 Diamond Cable Comm. Co. 0%, '04 (e)                   B               1,150         914,250
 Videotron PLC 0%,
  '04 (e)                                              B               9,000       7,290,000
                                                                                ------------
                                                                                  13,079,250
                                                                                ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $97,882,856)                                                   101,612,681
                                                                                ------------
FOREIGN CONVERTIBLE BONDS--0.5%
Mexico--0.5%
 Consorcio Grupo Dina Cv. 8%, '04 (e)                  CCC(c)          1,500         930,000
 Empresas ICA Sociedad Euro Cv. 5%, '04 (e)            B               2,500       1,712,500
                                                                                ------------
                                                                                   2,642,500
                                                                                ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $2,703,528)                                                      2,642,500
                                                                                ------------
FOREIGN GOVERNMENT SECURITIES--12.4%
Croatia--2.1%
 Croatia Series A 6.688%,
  '10 (e)                                              NR             12,000      11,100,000
                                                                                ------------
Dominican Republic--0.3%
 Dominican Republic 6.438%, '24 (e)                    NR              2,500       1,887,500
                                                                                ------------
Mexico--0.7%
 United Mexican States Discount A 6.453%,
  '19 (e) (f)                                          Ba              4,500       3,701,250
                                                                                ------------
Morocco--1.6%
 Morocco R&C Agreement Series A 6.438%, '09 (e)        NR             10,800       8,572,500
                                                                                ------------
Panama--2.8%
 Panama PDI 144A PIK interest capitalization 6.75%,
  '16 (b)                                              NR             19,500      14,503,125
                                                                                ------------
Peru--1.5%
 Peru FLIRB WI 3.25%, '49 (e) (g)                      NR              4,000       2,210,000
 Peru PDI WI 4%, '49 (e) (g)                           NR              9,000       5,433,750
                                                                                ------------
                                                                                   7,643,750
                                                                                ------------
                      See Notes to Financial Statements

36

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

                                                        MOODY'S
                                                         BOND         PAR
                                                        RATING       VALUE
                                                      (Unaudited)    (000)         VALUE
                                                     ------------ -----------  ---------------

Venezuela--3.4%
 Banco Central Venezuela NMB B-NP 6.625%, '05 (e)      Ba           $  1,000    $   820,625
 Banco Central Venezuela NMB B-P 6.625%, '05 (e)       Ba              5,000      4,103,125
 Republic of Venezuela Series A NMB 6.75%, '05 (e)     Ba              7,000      5,744,375
 Venezuela-FLIRB A Euro 6.625%, '07 (e)                Ba              5,000      4,159,375
 Venezuela FLIRB B 6.50%, '07 (e)                      Ba              4,000      3,327,500
                                                                                ------------
                                                                                 18,155,000
                                                                                ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $58,834,372)                                                   65,563,125
                                                                                ------------
                                                                    SHARES
                                                                    ---------
PREFERRED STOCKS--0.7%
Paper & Forest Products--0.7%
 SD Warren Co. Pfd. PIK 144A Series B (b)                            115,000      3,645,225
                                                                                ------------
TOTAL PREFERRED STOCKS
 (Identified cost $2,421,900)                                                     3,645,225
                                                                                ------------
CONVERTIBLE PREFERRED STOCKS--0.3%
Publishing, Broadcasting, Printing & Cable--0.3%
 Granite Broadcasting Corp. Cv. Pfd                                   30,000      1,800,000
                                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $2,025,000)                                                     1,800,000
                                                                                ------------
COMMON STOCKS--0.3%
Publishing, Broadcasting, Printing & Cable--0.0%
 Sullivan Holdings, Inc. Class C (d)                                      76              0
                                                                                ------------

                                                                     SHARES        VALUE
                                                                  ------------  -------------
Telecommunications Equipment--0.3%
 Viatel, Inc. (d)                                                    126,350    $  1,516,200
                                                                                -----------
TOTAL COMMON STOCKS
 (Identified cost $850,646)                                                        1,516,200
                                                                                -----------
WARRANTS--0.2%
 Comunicacion Celular Warrants 144A (b) (d)                            7,500         525,000
 Eye Care Centers of America Warrants (d)                              6,500          32,500
 SD Warren Warrants
  144A (b) (d)                                                       115,000         345,000
                                                                                -----------
                                                                                     902,500
                                                                                -----------
TOTAL WARRANTS
 (Identified cost $1,093,100)                                                        902,500
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS--97.4%
 (Identified cost $492,177,144)                                                  513,273,032
                                                                                -----------

                                                       STANDARD
                                                       & POOR'S        PAR
                                                        RATING        VALUE
                                                      (Unaudited)     (000)
                                                     ------------ ------------  ---------------
SHORT-TERM OBLIGATIONS--2.3%
Commercial Paper--0.8%
 Corporate Asset Funding Co., Inc. 5.60%, 11-1-96        A-1+        $4,500         4,500,000
                                                                                 ------------
Federal Agency Securities--1.5%
 Federal Home Loan Banks 5.53%, 11-1-96                               7,720         7,720,000
                                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $12,220,000)                                                     12,220,000
                                                                                 ------------
TOTAL INVESTMENTS--99.7%
 (Identified cost $504,397,144)                                                   525,493,032(a)
 Cash and receivables, less liabilities--0.3%                                       1,366,704
                                                                                 ------------
NET ASSETS--100.0%                                                               $526,859,736
                                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,805,409 and gross depreciation of $3,704,015 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $504,391,638. At October 31, 1996, the Fund had capital loss carryforwards for tax purposes aggregating $304,541,724 which may be used to offset future capital gains. Of this amount, $223,463,597 was acquired in connection with the merger of National Bond Fund into the Fund which expire as follows: $177,036,784 through 1997; and, $46,426,813 through 1998. The Fund has additional capital loss carryforwards of $81,078,127 which expire as follows: $20,045,739 through 1998; $14,103,053 through 2002; and, $46,929,335 through 2003.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to a value of $73,296,709 or 13.9% of net assets.
(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Non-income producing.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Mexico Value Recovery Euro Rights incorporated as a unit.
(g) When issued.
(h) Segregated as collateral.
(i) Private placement; acquisition cost $3,912,520, acquisition date 8/30/93. The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------


                     STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1996

 Assets
Investment securities at value
 (Identified cost $504,397,144)                               $525,493,032
Cash                                                                 1,280
Receivables
 Investment securities sold                                     22,307,277
 Fund shares sold                                                1,298,933
 Dividends and interest                                          9,958,403
                                                              ------------
  Total assets                                                 559,058,925
                                                              ------------

Liabilities
Payables
 Investment securities purchased                                31,112,245
 Fund shares repurchased                                           348,080
 Investment advisory fee                                           280,970
 Transfer agent fee                                                184,081
 Distribution fee                                                  128,633
 Financial agent fee                                                12,968
 Trustees' fee                                                      11,288
Accrued expenses                                                   120,924
                                                              ------------
  Total liabilities                                             32,199,189
                                                              ------------
Net Assets                                                    $526,859,736
                                                              ============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $584,843,221
Undistributed net investment income                              2,038,026
Accumulated net realized loss                                  (81,117,399)
Net unrealized appreciation                                     21,095,888
                                                              ------------
Net Assets                                                    $526,859,736
                                                              ============

Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $501,264,973)              58,077,669
Net asset value per share                                            $8.63
Offering price per share
 $8.63/(1-4.75%)                                                     $9.06

Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $25,594,763)                2,964,497
Net asset value and offering price per share                         $8.63

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Interest                                                     $52,270,502
Dividends                                                      1,589,287
Security lending                                                  71,573
                                                             ------------
  Total investment income                                     53,931,362
                                                             ------------

Expenses
Investment advisory fee                                        3,366,120
Distribution fee--Class A                                      1,254,146
Distribution fee--Class B                                        181,101
Financial agent fee                                              155,359
Transfer agent                                                   936,760
Printing                                                         121,237
Custodian                                                         75,495
Professional                                                      54,551
Registration                                                      35,927
Trustees                                                          19,101
Miscellaneous                                                     12,480
                                                             ------------
  Total expenses                                               6,212,277
                                                             ------------
Net investment income                                         47,719,085
                                                             ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               26,433,066
Net change in unrealized appreciation (depreciation) on
  investments                                                  2,635,081
                                                             ------------
Net gain on investments                                       29,068,147
                                                             ------------
Net increase in net assets resulting from operations         $76,787,232
                                                             ============

                      See Notes to Financial Statements
38

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended        Year Ended
                                                    October 31, 1996  October 31, 1995
                                                   ----------------   -----------------
From Operations
 Net investment income                                 $47,719,085       $51,288,841
 Net realized gain (loss)                               26,433,066       (45,170,764)
 Net change in unrealized appreciation
  (depreciation)                                         2,635,081        47,776,602
                                                      ------------     ------------
 Increase in net assets resulting from operations       76,787,232        53,894,679
                                                      ------------     ------------
From Distributions to Shareholders
 Net investment income--Class A                        (46,688,677)      (49,483,730)
 Net investment income--Class B                         (1,579,272)         (817,976)
                                                      ------------     ------------
 Decrease in net assets from distributions to
  shareholders                                         (48,267,949)      (50,301,706)
                                                      ------------     ------------
From Share Transactions
Class A
 Proceeds from sales of shares (8,790,783 and
  9,926,312 shares, respectively)                       73,572,017        78,513,605
 Net asset value of shares issued from
  reinvestment of distributions (2,806,249 and
  3,110,460 shares, respectively)                       23,385,527        24,479,580
 Cost of shares repurchased (15,647,656 and
  16,450,118 shares, respectively)                    (131,021,265)     (130,311,090)
                                                      ------------     ------------
Total                                                  (34,063,721)      (27,317,905)
                                                      ------------     ------------
Class B
 Proceeds from sales of shares (1,998,410 and
  915,297 shares, respectively)                         16,749,310         7,282,409
 Net asset value of shares issued from
  reinvestment of distributions (76,435 and 36,805
  shares, respectively)                                    639,323           292,115
 Cost of shares repurchased (616,763 and 190,541
  shares, respectively)                                 (5,170,475)       (1,491,768)
                                                      ------------     ------------
Total                                                   12,218,158         6,082,756
                                                      ------------     ------------
 Decrease in net assets from share transactions        (21,845,563)      (21,235,149)
                                                      ------------     ------------
 Net increase (decrease) in net assets                   6,673,720       (17,642,176)
Net Assets
 Beginning of period                                   520,186,016       537,828,192
                                                      ------------     ------------
 End of period (including undistributed net
  investment income of $2,038,026 and $2,426,413,
  respectively)                                       $526,859,736      $520,186,016
                                                      ============     ============

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
High Yield Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                      Class A
                                             ----------------------------------------------------------
                                                               Year Ended October 31,
                                                1996        1995        1994       1993        1992
                                            ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of period           $8.17       $8.11       $9.11       $8.14       $7.70
Income from investment operations
 Net investment income                          0.78        0.80        0.76        0.74        0.77
 Net realized and unrealized gain (loss)        0.46        0.04       (0.97)       0.97        0.44
                                               -------     -------     -------     -------     -------
  Total from investment operations              1.24        0.84       (0.21)       1.71        1.21
                                               -------     -------     -------     -------     -------
Less distributions
 Dividends from net investment income          (0.78)      (0.78)      (0.76)      (0.74)      (0.77)
 Tax return of capital                            --          --       (0.03)         --          --
                                               -------     -------     -------     -------     -------
  Total distributions                          (0.78)      (0.78)      (0.79)      (0.74)      (0.77)
                                               -------     -------     -------     -------     -------
Change in net asset value                       0.46        0.06       (1.00)       0.97        0.44
                                               -------     -------     -------     -------     -------
Net asset value, end of period                 $8.63       $8.17       $8.11       $9.11       $8.14
                                               =======     =======     =======     =======     =======
Total return(1)                                15.95%      11.19%      -2.57%      21.87%      16.28%
Ratios/supplemental data:
Net assets end of period (thousands)          $501,265    $507,855    $531,773    $182,333    $113,197
Ratio to average net assets of:
 Operating expenses                             1.17%       1.21%       1.19%       1.04%       1.08%
 Net investment income                          9.21%      10.01%       9.01%       8.46%       9.51%
Portfolio turnover                               162%        147%        222%        157%        205%

                                                          Class B
                                             ---------------------------------
                                                                      From
                                              Year Ended October    Inception
                                                     31,           2/16/94 to
                                               1996       1995      10/31/94
                                             ---------  ---------  ------------
Net asset value, beginning of period           $8.19      $8.13       $9.38
Income from investment operations
 Net investment income                          0.71       0.72        0.54
 Net realized and unrealized gain (loss)        0.45       0.07       (1.25)
                                               -------   -------     -------
  Total from investment operations              1.16       0.79       (0.71)
                                               -------   -------     -------
Less distributions
 Dividends from net investment income          (0.72)     (0.73)      (0.52)
 Tax return of capital                            --         --       (0.02)
                                               -------   -------     -------
  Total distributions                          (0.72)     (0.73)      (0.54)
                                               -------   -------     -------
Change in net asset value                       0.44       0.06       (1.25)
                                               -------   -------     -------
Net asset value, end of period                 $8.63      $8.19       $8.13
                                               =======   =======     =======
Total return(1)                                14.88%     10.44%      -7.67%(3)
Ratios/supplemental data:
Net assets end of period (thousands)         $25,595    $12,331      $6,056
Ratio to average net assets of:
 Operating expenses                             1.92%      1.97%       1.80%(2)
 Net investment income                          8.47%      9.18%       9.12%(2)
Portfolio turnover                               162%       147%        222%

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized
(3) Not annualized

                      See Notes to Financial Statements
40

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

     With interest rates rising for most of this fiscal reporting period, it has been a difficult market environment for bond investors. For the twelve months ended October 31, 1996, the U.S. Government Securities Fund's Class A shares provided a total return of 4.05% and Class B shares returned 3.39%. These results modestly lagged the Lehman Brothers Government Bond Index. This commonly used, unmanaged index of non-mortgaged U.S. government securities returned 5.12% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

     During the first six months of this reporting period, the Fund was significantly overweighted in mortgage-backed securities. As this sector performed well and their yield advantage concurrently declined, we began taking profits in this area. More specifically, we gradually decreased our mortgage-backed exposure from its high of 68% to its current portfolio weighting of 10%. We believe the modest yield advantage which mortgage-backed securities currently provide is not adequate compensation for the prepayment risk inherent in these securities.

     Looking ahead, our outlook for the bond market over the near term is fairly optimistic, given the current environment of moderate economic growth and benign inflation. We will continue to overweight U.S. Treasuries until the yield advantage offered by mortgage-backed securities is adequate compensation for their assumed risk. As always, we will continue to conservatively manage the Fund, emphasizing those U.S. government securities that we believe offer the best value in this segment of the market.

INVESTOR PROFILE

     The U.S. Government Securities Fund is well suited for investors seeking a high level of current income consistent with safety of principal.

--------------------------------------------------------------------------------
U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

[LINE CHART]
          Lehman Brothers  U.S. Government
          Government       Securities
          Bond Index*      Fund -- Class A
3/9/87       10000            9525
 1987          9874           9013
 1988         10834           9997
 1989         12138          10852
 1990         12859          11484
 1991         14736          13119
 1992         16256          14398
 1993         18392          15864
 1994         17571          15232
 1995         20272          17488
 1996         21309          18198
[/LINE CHART]

Average Annual Total Returns for Periods Ending 10/31/96
                                                             From        From
                                                           Inception  Inception
                                                           3/9/87 to  2/24/94 to
                                       1 Year    5 Years   10/31/96   10/31/96
--------------------------------------------------------------------------------
Class A with 4.75% sales charge          -0.90%     5.86%     6.40%       --
--------------------------------------------------------------------------------
Class A at net asset value                4.05%     6.89%     6.94%       --
--------------------------------------------------------------------------------
Class B with CDSC                        -0.56%       --        --      3.70%
--------------------------------------------------------------------------------
Class B at net asset value                3.39%       --        --      4.73%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index*    5.12%     7.66%     8.13%**   6.25%***
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 3/9/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (from inception 2/24/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Government Bond Index is an unmanaged but commonly used measure of non-mortgaged government securities performance. The index's performance does not reflect sales charges.

**Index information from 2/28/87 to 10/31/96.

***Index information from 2/28/94 to 10/31/96.

--------------------------------------------------------------------------------
U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                       INVESTMENTS AT OCTOBER 31, 1996

                                                       STANDARD
                                                       & POOR'S       PAR
                                                        RATING       VALUE
                                                      (Unaudited)    (000)        VALUE
                                                     ------------  ---------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--86.8%
U.S. Treasury Bonds--20.4%
U.S. Treasury Bonds 7.125%, '23                        AAA          $15,000    $ 15,695,100
U.S. Treasury Bonds 6.875%, '25                        AAA           11,000      11,249,920
U.S. Treasury Bonds 6%,
  '26                                                  AAA            1,500       1,369,217
U.S. Treasury Bonds 6.75%, '26                         AAA           15,000      15,162,300
                                                                               ------------
                                                                                 43,476,537
                                                                               ------------
U.S. Treasury Notes--56.4%
U.S. Treasury Notes 5.375%, '97                        AAA           15,000      14,970,450
U.S. Treasury Notes 6.50%, '97                         AAA           10,000      10,079,700
U.S. Treasury Notes 5.875%, '98                        AAA           30,000      30,075,000
U.S. Treasury Notes WI 5.875%, '99 (b)                 AAA           13,000      12,994,800
U.S. Treasury Notes 6.25%, '01                         AAA           34,000      34,228,378
U.S. Treasury Notes 6.50%, '06                         AAA           18,000      18,180,000
                                                                               ------------
                                                                                120,528,328
                                                                               ------------
Agency Mortgage-Backed Securities--10.0%
FHLMC 9.30%, '05                                       AAA              285         286,488
FHLMC 6.75%, '19                                       AAA            1,500       1,499,415
FNMA 10%, '04                                          AAA            3,983       4,281,581
FNMA 8.70%, '16                                        AAA            1,068       1,100,400
FNMA 6.65%, '17                                        AAA            1,500       1,489,978
Agency Mortgage-Backed Securities--continued
FNMA 6.50%, '18                                        AAA          $ 1,500    $  1,482,329
FNMA 8.50%, '19                                        AAA            2,221       2,230,416
FNMA 6.75%, '19-'22                                    AAA            8,442       8,237,412
GNMA 8.50%, '01-'22                                    AAA              543         566,821
GNMA 8%, '05-'06                                       AAA              174         179,327
                                                                               ------------
                                                                                 21,354,167
                                                                               ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(Identified cost $185,532,667)                                                  185,359,032
                                                                               ------------
MUNICIPAL BONDS (c)--2.9%
Chicago Public Building Taxable 6.25%, '99             AAA            2,000       2,006,160
Chicago Public Building Taxable 6.65%, '01             AAA            1,000       1,010,010
Chicago Public Building Taxable 7%, '06                AAA            2,000       2,047,680
Chicago Public Building Taxable 7%, '07                AAA            1,050       1,069,404
                                                                               ------------
TOTAL MUNICIPAL BONDS
(Identified cost $6,037,186)                                                      6,133,254
                                                                               ------------
SHORT-TERM OBLIGATIONS--16.0%
Federal Agency Securities--16.0%
Student Loan Marketing Assoc.
  5.53%, 11-1-96                                                     34,135      34,135,000
                                                                               ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $34,135,000)                                                    34,135,000
                                                                               ------------
TOTAL INVESTMENTS--105.7%
(Identified cost $225,704,853)                                                  225,627,286(a)
Cash and receivables, less liabilities--(5.7%)                                  (12,199,893)
                                                                               ------------
NET ASSETS--100.0%                                                             $213,427,393
                                                                               ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,609,889 and gross depreciation of $1,688,121 for income tax purposes. At October 31, 1996, the aggregate cost of securities for federal income tax purposes was $225,705,518. At October 31, 1996, the Fund had capital loss carryforwards for tax purposes aggregating $26,857,569 which may be used to offset future capital gains. Of this amount $15,739,163 was acquired in connection with the merger of National Federal Securities Trust Fund into the Fund which expires as follows: $13,922,859 through 1997; and $1,816,304 through 1998. The availability of these capital loss carryforwards to offset future capital gains is subject to an annual limitation determined under the Internal Revenue Code of 1986, as amended. The Fund has additional capital loss carryforwards of $11,118,406 which expire as follows: $8,684,579 through 2002; and $2,433,827 through 2004.

(b) When issued.

(c) These Series 1996 bonds are fully defeased by U.S. Government Treasury Obligations.

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1996

 Assets
Investment securities at value
 (Identified cost $225,704,853)                               $225,627,286
Cash                                                                 6,874
Receivables
 Fund shares sold                                                   85,484
 Interest                                                        1,384,574
                                                               -----------
  Total assets                                                 227,104,218
                                                               -----------

Liabilities
Payables
 Investment securities purchased                                12,975,300
 Fund shares repurchased                                           383,629
 Transfer agent fee                                                 96,050
 Investment advisory fee                                            81,314
 Distribution fee                                                   48,256
 Trustees' fee                                                      11,211
 Financial agent fee                                                 5,421
Accrued expenses                                                    75,644
                                                               -----------
  Total liabilities                                             13,676,825
                                                               -----------
Net Assets                                                    $213,427,393
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $224,359,908
Undistributed net investment income                                264,123
Accumulated net realized loss                                  (11,119,071)
Net unrealized depreciation                                        (77,567)
                                                               -----------
Net Assets                                                    $213,427,393
                                                               ===========

Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $208,552,088)             22,017,731
Net asset value per share                                            $9.47
Offering price per share
  $9.47/(1-4.75%)                                                    $9.94
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,875,305)                  515,906
Net asset value and offering price per share                         $9.45


                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1996

 Investment Income
Interest                                                     $14,755,247
Security lending                                                  99,724
                                                             ------------
  Total investment income                                     14,854,971
                                                             ------------
Expenses
Investment advisory fee                                        1,016,243
Distribution fee--Class A                                        553,708
Distribution fee--Class B                                         43,484
Financial agent fee                                               67,750
Transfer agent                                                   493,839
Printing                                                          56,039
Professional                                                      37,938
Custodian                                                         31,354
Registration                                                      27,335
Trustees                                                          20,808
Miscellaneous                                                      4,393
                                                             ------------
  Total expenses                                               2,352,891
                                                             ------------
Net investment income                                         12,502,080
                                                             ------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                               (2,717,827)
Net change in unrealized appreciation (depreciation) on
  investments                                                   (904,425)
                                                             ------------
Net loss on investments                                       (3,622,252)
                                                             ------------
Net increase in net assets resulting from operations          $8,879,828
                                                             ============

                      See Notes to Financial Statements
44

--------------------------------------------------------------------------------
U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended       Year Ended
                                                      October 31, 1996 October 31, 1995
                                                     ----------------   -----------------
From Operations
 Net investment income                                   $12,502,080     $ 15,179,991
 Net realized gain (loss)                                 (2,717,827)       4,645,956
 Net change in unrealized appreciation
  (depreciation)                                            (904,425)      15,291,582
                                                       ------------      ------------
 Increase in net assets resulting from operations          8,879,828       35,117,529
                                                       ------------      ------------
From Distributions to Shareholders
 Net investment income--Class A                          (11,752,701)     (14,898,311)
 Net investment income--Class B                             (201,921)        (135,148)
 Distributions in excess of net investment
  income--Class A                                                 --         (124,677)
 Distributions in excess of net investment
  income--Class B                                                 --           (1,132)
                                                       ------------      ------------
 Decrease in net assets from distributions to
  shareholders                                           (11,954,622)     (15,159,268)
                                                       ------------      ------------
From Share Transactions
Class A
 Proceeds from sales of shares (3,190,243 and
  1,623,549 shares, respectively)                         30,366,623       14,794,526
 Net asset value of shares issued from reinvestment
  of distributions (680,397 and 853,155 shares,
  respectively)                                            6,412,886        7,809,721
 Cost of shares repurchased (6,419,884 and 7,434,464
  shares, respectively)                                  (61,087,957)     (68,623,281)
                                                       ------------      ------------
Total                                                    (24,308,448)     (46,019,034)
                                                       ------------      ------------
Class B
 Proceeds from sales of shares (241,903 and 351,124
  shares, respectively)                                    2,287,444        3,208,563
 Net asset value of shares issued from reinvestment
  of distributions (11,893 and 6,855 shares,
  respectively)                                              111,576           63,105
 Cost of shares repurchased (119,425 and 116,132
  shares, respectively)                                   (1,122,209)      (1,072,281)
                                                       ------------      ------------
Total                                                      1,276,811        2,199,387
                                                       ------------      ------------
 Decrease in net assets from share transactions          (23,031,637)     (43,819,647)
                                                       ------------      ------------
 Net decrease in net assets                              (26,106,431)     (23,861,386)
Net Assets
 Beginning of period                                     239,533,824      263,395,210
                                                       ------------      ------------
 End of period (including undistributed net
  investment income of $264,123 and $0,
  respectively)                                         $213,427,393     $239,533,824
                                                       ============      ============

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                           Class A
                                            -------------------------------------------------------------------
                                                                   Year Ended October 31,
                                                 1996          1995          1994         1993         1992
                                            ------------- ------------- ------------- ------------  ------------
Net asset value, beginning of period             $9.60         $8.88        $9.87         $9.91        $9.65
Income from investment operations
 Net investment income                            0.52          0.55         0.64          0.62(1)      0.65(1)
 Net realized and unrealized gain (loss)         (0.15)         0.72        (1.02)         0.34         0.26
                                                -------       -------       -------       -------      -------
  Total from investment operations                0.37          1.27        (0.38)         0.96         0.91
                                                -------       -------       -------       -------      -------
Less distributions
 Dividends from net investment income            (0.50)        (0.55)       (0.45)        (0.62)       (0.65)
 Dividends from net realized gains                  --            --        (0.02)        (0.38)          --
 Tax return of capital                              --            --        (0.14)           --           --
                                                -------       -------       -------       -------      -------
  Total distributions                            (0.50)        (0.55)       (0.61)        (1.00)       (0.65)
                                                -------       -------       -------       -------      -------
Change in net asset value                        (0.13)         0.72        (0.99)        (0.04)        0.26
                                                -------       -------       -------       -------      -------
Net asset value, end of period                   $9.47         $9.60        $8.88         $9.87        $9.91
                                                =======       =======       =======       =======      =======
Total return(2)                                   4.05%        14.81%       -3.98%        10.18%        9.74%
Ratios/supplemental data:
Net assets, end of period (thousands)                        $235,879
                                               $208,552                    $262,157      $57,072      $40,365
Ratio to average net assets of:
 Operating expenses                               1.03%         0.99%        0.98%         0.75%        0.77%
 Net investment income                            5.55%         6.01%        5.92%         6.19%        6.64%
Portfolio turnover                                 379%          178%         101%          264%         285%

                                                         Class B
                                             --------------------------------
                                                                     From
                                             Year Ended October   Inception
                                                    31,           2/24/94 to
                                               1996      1995      10/31/94
                                             --------  --------  -------------
Net asset value, beginning of period           $9.58     $8.86       $9.61
Income from investment operations
 Net investment income                          0.44      0.48        0.39
 Net realized and unrealized gain (loss)       (0.14)     0.72       (0.75)
                                              -------   -------     -------
  Total from investment operations              0.30      1.20       (0.36)
                                              -------   -------     -------
Less distributions
 Dividends from net investment income          (0.43)    (0.48)      (0.30)
 Dividends from net realized gains                --        --          --
 Tax return of capital                            --        --       (0.09)
                                              -------   -------     -------
  Total distributions                          (0.43)    (0.48)      (0.39)
                                              -------   -------     -------
Change in net asset value                      (0.13)     0.72       (0.75)
                                              -------   -------     -------
Net asset value, end of period                 $9.45     $9.58       $8.86
                                              =======   =======     =======
Total return(2)                                 3.39%    13.82%      -3.83%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)         $4,875    $3,655      $1,238
Ratio to average net assets of:
 Operating expenses                             1.78%     1.73%       2.00%(3)
 Net investment income                          4.79%     5.23%       4.49%(3)
Portfolio turnover                               379%      178%        101%

(1) Includes reimbursement of operating expenses by investment adviser of $0.03 and $0.04 respectively.

(2) Maximum sales load is not reflected in the total return calculation.

(3) Annualized

(4) Not annualized

                      See Notes to Financial Statements
46

--------------------------------------------------------------------------------
MONEY MARKET FUND SERIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER'S REPORT

     Over the last twelve months, Phoenix Money Market Fund continued to produce solid results for its shareholders. As of October 31, 1996, the current yield on the Fund's Class A and B shares were 4.52% and 4.23%, respectively, as compared with the 4.75% average yield of taxable money market funds reported by IBC Donoghue's Money Fund Report. The current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven-day period preceding the date of calculation by the average daily net asset value per share for the same period, with the resulting figure multiplied by 365.

     Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in short-term interest rates during this latest twelve-month reporting period. During December and January, the Federal Reserve cut the Fed Funds Rate in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Fed would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's condition. As more information became available, it became evident that the economy had grown robustly over the first half of 1996. During this period, interest rates were pushed higher as the financial markets had to consider the threat of future inflation.

     By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly more apparent and concerns over inflation declined. These signs of a slower economy allowed interest rates to fall for the remainder of the reporting period. In the end, despite all these market gyrations over the last twelve months, the yield on the 90-Day Treasury Bill declined only 33 basis points, from 5.47% to 5.14%.

     Looking ahead, the Fund continues to focus on high quality assets as represented by the portfolio's average credit quality of A1/P1 as of October 31, 1996. In terms of our asset allocation strategy, we are currently emphasizing top-tier commercial paper, variable-rate instruments and U.S. Government obligations. As always, we remain committed to carefully monitoring the short-term markets for attractive investment opportunities.

INVESTOR PROFILE

     Investors seeking high current income with high liquidity are best suited for this Fund. Phoenix Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

Monthly Yield Comparison

[LINE CHART]
               IBC Donoghue
               Money Fund   Money Market
               Report*      Fund -- Class A
               -------      ---------------
11/95          5.17          5.04
12/95          5.15          5.06
 1/96          5.03          4.87
 2/96          4.8           4.52
 3/96          4.49          4.49
 4/96          4.68          4.54
 5/96          4.67          4.47
 6/96          4.7           4.46
 7/96          4.73          4.55
 8/96          4.74          4.58
 9/96          4.75          4.64
10/96          4.75          4.64
[/LINE CHART]


The above graph covers the period from October 31, 1995 to October 31, 1996. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by IBC
 Donoghue's Money Fund Report.

--------------------------------------------------------------------------------
Money Market Fund Series
--------------------------------------------------------------------------------
                       INVESTMENTS AT OCTOBER 31, 1996

   Face
  Amount                                                Interest    Maturity
   (000)              Description                         Rate        Date        Value
----------  --------------------------------            --------- -----------  -------------
U.S. TREASURY BILLS--0.6%
   $ 1,255   U.S. Treasury Bills                          4.80%     02/06/97    $1,241,576
                                                                               -----------
TOTAL U.S. TREASURY BILLS                                                        1,241,576
                                                                               -----------
U.S. TREASURY NOTES--3.4%
     7,000   U.S. Treasury Notes                          6.88      02/28/97     7,038,834
                                                                               -----------
TOTAL U.S. TREASURY NOTES                                                        7,038,834
                                                                               -----------
FEDERAL AGENCY SECURITIES--3.7%
     3,500   Federal Home Loan Banks                      5.27      02/28/97     3,500,000
     4,000   Federal Home Loan Banks                      5.40      03/20/97     3,998,162
                                                                               -----------
TOTAL FEDERAL AGENCY SECURITIES                                                  7,498,162
                                                                               -----------
FEDERAL AGENCY SECURITIES--VARIABLE--19.7% (b)


                                                                     Reset
                                                                      Date
                                                                  -----------
     3,500   Federal Farm Credit Bank (final maturity
             02/24/97)                                     5.51     11/01/96     3,499,626
    10,500   Federal Farm Credit Bank (final maturity
             07/24/00)                                     5.54     11/01/96    10,504,414
     3,500   Student Loan Marketing Association (final
             maturity 11/10/98)                            5.37     11/01/96     3,496,256
     1,000   Student Loan Marketing Association (final
             maturity 10/14/97)                            5.35     11/05/96       997,812
     1,000   Student Loan Marketing Association (final
             maturity 11/24/97)                            5.35     11/05/96     1,000,000
     2,000   Student Loan Marketing Association (final
             maturity 02/22/99)                            5.38     11/05/96     2,000,000
     3,000   Student Loan Marketing Association (final
             maturity 03/07/01)                            5.44     11/05/96     3,000,000
     3,500   Student Loan Marketing Association (final
             maturity 10/30/97)                            5.53     11/05/96     3,501,922
     4,000   Federal Home Loan Banks (final maturity
             01/14/97)                                     5.70     11/07/96     4,000,000
     5,000   Student Loan Marketing Association (final
             maturity 02/08/99)                            5.39     11/08/96     5,000,000
     3,000   Federal National Mortgage Association (final
             maturity 12/14/98)                            5.53     12/14/96     2,996,510
                                                                               -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                                       39,996,540
                                                                               -----------

                                              Standard
   Face                                       & Poor's
  Amount                                       Rating    Interest   Maturity
   (000)              Description           (Unaudited)    Rate       Date        Value
----------  -------------------------------- ----------  --------------------  -------------
COMMERCIAL PAPER--81.6%
   $ 9,535   CXC, Inc.                          A-1+      5.70%     11/01/96    $9,535,000
     1,318   Preferred Receivables Funding
             Corp.                               A-1      5.25      11/01/96     1,318,000
     4,505   Albertson's, Inc.                   A-1      5.23      11/04/96     4,503,038
     1,500   Beta Finance, Inc.                 A-1+      5.35      11/04/96     1,499,331
     3,572   Merrill Lynch & Co., Inc.          A-1+      5.45      11/04/96     3,570,378
     1,435   Preferred Receivables Funding
             Corp.                               A-1      5.25      11/04/96     1,434,372
     2,000   AlliedSignal, Inc.                  A-1      5.37      11/04/96     1,998,807
     1,000   Receivables Capital Corp.           A-1      5.31      11/06/96       999,262
     5,500   Kimberly-Clark Corp.               A-1+      5.27      11/08/96     5,494,364
     2,440   Abbott Laboratories                A-1+      5.20      11/12/96     2,436,123
     2,865   Coca-Cola Co.                      A-1+      5.20      11/12/96     2,860,448
     4,125   Kellogg Co.                        A-1+      5.23      11/12/96     4,118,408
     6,160   AlliedSignal, Inc.                  A-1      5.24      11/14/96     6,146,252
     6,185   Goldman Sachs & Co.                A-1+      5.30      11/14/96     6,173,163
       500   Gannett Co.                         A-1      5.27      11/15/96       498,975
     7,390   Shell Oil Co.                      A-1+      5.20      11/15/96     7,375,056
     4,000   Ameritech Capital Funding Corp.    A-1+      5.27      11/18/96     3,990,046
     2,955   Goldman Sachs & Co.                A-1+      5.28      11/19/96     2,947,199
     6,550   McDonald's Corp.                   A-1+      5.21      11/19/96     6,532,937
     1,090   Minnesota Mining & Manufacturing
             Co.                                A-1+      5.22      11/20/96     1,086,997
     7,910   Minnesota Mining & Manufacturing
             Co.                                A-1+      5.37      11/20/96     7,887,002
     5,500   General Electric Capital Corp.     A-1+      5.25      11/21/96     5,500,000
       985   Corporate Asset Funding Co., Inc.  A-1+      5.25      11/22/96       981,983
     1,721   Receivables Capital Corp.           A-1      5.26      11/22/96     1,715,649
       500   General Electric Capital Corp.     A-1+      5.28      11/25/96       498,240
     4,000   Preferred Receivables Funding
             Corp.                               A-1      5.29      11/25/96     3,985,893
     1,415   Greenwich Funding Corp.            A-1+      5.27      11/27/96     1,409,614
     3,750   Albertson's, Inc.                   A-1      5.24      12/03/96     3,732,533
       775   Preferred Receivables Funding
             Corp.                               A-1      5.27      12/03/96       771,370

                      See Notes to Financial Statements
48

--------------------------------------------------------------------------------
Money Market Fund Series
--------------------------------------------------------------------------------
                                               Standard
   Face                                        & Poor's
  Amount                                        Rating   Interest    Maturity
   (000)              Description            (Unaudited)   Rate        Date        Value
----------  --------------------------------  ---------- --------- -----------  -------------

COMMERCIAL PAPER--continued
      $830   Preferred Receivables Funding
             Corp.                               A-1      5.45%     12/03/96       $825,979
     4,005   First Deposit Funding Trust         A-1      5.50      12/04/96      3,984,808
     1,300   AlliedSignal, Inc.                  A-1      5.25      12/05/96      1,293,554
     1,865   McKenna Triangle National Corp.    A-1+      5.25      12/05/96      1,855,753
     8,400   Private Export Funding Corp.       A-1+      5.45      12/05/96      8,356,763
     4,450   Receivables Capital Corp.           A-1      5.28      12/05/96      4,427,809
     4,040   BellSouth Telecommunications       A-1+      5.23      12/06/96      4,019,458
     3,615   International Lease Finance         A-1      5.27      12/06/96      3,596,478
     7,500   Coca-Cola Co.                      A-1+      5.20      12/13/96      7,454,500
       208   Kellogg Co.                        A-1+      5.25      12/13/96        206,726
     2,670   Greenwich Funding Corp.            A-1+      5.26      12/16/96      2,652,445
COMMERCIAL PAPER--continued
    $5,460   Warner-Lambert Co.                 A-1+      5.25%     12/16/96     $5,424,169
     7,190   Procter & Gamble Co.               A-1+      5.22      12/18/96      7,141,000
     4,275   Southwestern Bell Telephone Co.    A-1+      5.23      12/19/96      4,245,189
     5,000   General RE Corp.                   A-1+      5.25      12/24/96      4,961,354
     1,105   Preferred Receivables Funding
             Corp.                               A-1      5.27      12/26/96      1,096,103
     3,216   First Deposit Funding Trust         A-1      5.34      01/30/97      3,173,066
                                                                               -----------
TOTAL COMMERCIAL PAPER                                                          165,715,594
                                                                               -----------
MEDIUM-TERM NOTES--2.0%
     4,000   Beta Finance, Inc.                           5.80      08/14/97      4,000,000
                                                                               -----------
TOTAL MEDIUM-TERM NOTES                                                           4,000,000
                                                                               -----------
TOTAL INVESTMENTS--111.0%
 (Identified cost $225,490,706)                                                 225,490,706(a)
 Cash and receivables, less liabilities--(11.0%)                                (22,408,762)
                                                                               -----------
NET ASSETS--100.0%                                                             $203,081,944
                                                                               ===========

(a) Federal Income Tax Information: At October 31, 1996, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect.

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Money Market Fund Series
--------------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

 Assets
Investment securities at value
  (Identified cost $225,490,706)                              $225,490,706
Cash                                                               100,250
Receivables
 Fund shares sold                                                  677,809
 Interest                                                          543,556
                                                               -----------
  Total assets                                                 226,812,321
                                                               -----------

Liabilities
Payables
 Fund shares repurchased                                        23,347,427
 Dividend distributions                                            162,599
 Investment advisory fee                                            73,308
 Transfer agent fee                                                 67,374
 Trustees' fee                                                      11,289
 Distribution fee                                                    6,128
 Financial agent fee                                                 5,331
Accrued expenses                                                    56,921
                                                               -----------
  Total liabilities                                             23,730,377
                                                               -----------
Net Assets                                                    $203,081,944
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $203,081,944
                                                               -----------
Net Assets                                                    $203,081,944
                                                               ===========
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $192,859,407)            192,859,407

Net asset value and offering price per share                         $1.00

Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,222,537)              10,222,537

Net asset value and offering price per share                         $1.00

                           STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

 Investment Income
Interest                                                       $11,194,770
Security lending                                                     1,145
                                                               -----------
  Total investment income                                       11,195,915
                                                               -----------
Expenses
Investment advisory fee                                            811,036
Distribution fee--Class B                                           67,828
Financial agent fee                                                 60,828
Transfer agent fee                                                 611,435
Printing                                                            76,670
Registration                                                        54,703
Custodian                                                           37,798
Professional                                                        35,713
Trustees                                                            20,797
Miscellaneous                                                          470
                                                               -----------
  Total expenses                                                 1,777,278
                                                               -----------
Net investment income                                           $9,418,637
                                                               ===========


                      See Notes to Financial Statements
50

--------------------------------------------------------------------------------
Money Market Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended         Year Ended
                                                    October 31, 1996   October 31, 1995
                                                    -----------------  -----------------
From Operations
 Net investment income                                   $9,418,637       $10,911,215
                                                      ------------      ------------
From Distributions to Shareholders
 Net investment income--Class A                          (9,064,115)      (10,599,772)
 Net investment income--Class B                            (354,522)         (311,443)
                                                      ------------      ------------
 Decrease in net assets from distributions to
  shareholders                                           (9,418,637)      (10,911,215)
                                                      ------------      ------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,212,801,272 and
  591,523,801 shares, respectively)                   1,212,801,272       591,523,801
 Net asset value of shares issued from
  reinvestment of distributions (8,374,618 and
  9,841,714 shares, respectively)                         8,374,618         9,841,714
 Cost of shares repurchased (1,221,850,524 and
  604,397,117 shares, respectively)                  (1,221,850,524)     (604,397,117)
                                                      ------------      ------------
Total                                                      (674,634)       (3,031,602)
                                                      ------------      ------------
Class B
 Proceeds from sales of shares (16,991,839 and
  16,688,133 shares, respectively)                       16,991,839        16,688,133
 Net asset value of shares issued from
  reinvestment of distributions (281,654 and
  248,387 shares, respectively)                             281,654           248,387
 Cost of shares repurchased (15,556,837 and
  10,516,662 shares, respectively)                      (15,556,837)      (10,516,662)
                                                      ------------      ------------
Total                                                     1,716,656         6,419,858
                                                      ------------      ------------
 Increase in net assets from share transactions           1,042,022         3,388,256
                                                      ------------      ------------
 Net increase in net assets                               1,042,022         3,388,256
Net Assets
 Beginning of period                                    202,039,922       198,651,666
                                                      ------------      ------------
 End of period                                         $203,081,944      $202,039,922
                                                      ============      ============

                      See Notes to Financial Statements

--------------------------------------------------------------------------------
Money Market Fund Series
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                    Class A
                                          ------------------------------------------------------------
                                                             Year Ended October 31,
                                              1996         1995        1994       1993        1992
                                         ------------- ----------- ----------- ----------- -----------
Net asset value, beginning of period          $1.00        $1.00       $1.00      $1.00       $1.00
Income from investment operations
 Net investment income                        0.047        0.053       0.032      0.025(1)    0.035(1)
                                             -------      -------     -------    -------     -------
  Total from investment operations            0.047        0.053       0.032      0.025       0.035
                                             -------      -------     -------    -------     -------
Less distributions
 Dividends from net investment income        (0.047)      (0.053)     (0.032)    (0.025)     (0.035)
                                             -------      -------     -------    -------     -------
Change in net asset value                        --           --          --         --          --
                                             -------      -------     -------    -------     -------
Net asset value, end of period                $1.00        $1.00       $1.00      $1.00       $1.00
                                             =======      =======     =======    =======     =======
Total return                                   4.67%        5.32%       3.20%      2.50%       3.50%
Ratios/supplemental data:
Net assets, end of period (thousands)       $192,859     $193,534    $196,566   $170,334    $180,786
Ratio to average net assets of:
 Operating expenses                            0.84%        0.71%       0.85%      0.85%       0.85%
 Net investment income                         4.68%        5.31%       3.19%      2.53%       3.50%

                                                       Class B
                                          ---------------------------------
                                                                   From
                                                                Inception
                                        Year Ended October 31,  7/15/94 to
                                            1996       1995      10/31/94
                                          ---------  ---------  ------------
Net asset value, beginning of period         $1.00     $1.00       $1.00
Income from investment operations
 Net investment income                       0.039     0.046       0.007
                                           -------    -------     -------
  Total from investment operations           0.039     0.046       0.007
                                           -------    -------     -------
Less distributions
 Dividends from net investment income       (0.039)   (0.046)     (0.007)
                                           -------    -------     -------
Change in net asset value                       --        --          --
                                           -------    -------     -------
Net asset value, end of period               $1.00     $1.00       $1.00
                                           =======    =======     =======
Total return                                  3.93%     4.63%       0.70%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $10,223    $8,506      $2,086
Ratio to average net assets of:
 Operating expenses                           1.59%     1.44%       1.60%(2)
 Net investment income                        3.92%     4.62%       3.46%(2)

(1) Includes reimbursement of operating expenses by investment adviser of $0.0001 and $0.001, respectively.
(2) Annualized
(3) Not annualized

                      See Notes to Financial Statements
52

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered as relatively equal. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series (formerly the U.S. Stock Fund Series) seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

   Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share. The assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions are recorded by each Series on the ex- dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)

E. Foreign currency translation:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Futures contracts:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Security lending:

  The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1996, the Trust had the following amounts of security loans:

                                                    Value of
                                     Value of      Securities
                                    Collateral       on Loan
                                  --------------  --------------
Balanced Fund Series               $48,955,252     $46,601,326
Convertible Fund Series              6,226,300       5,861,788
Growth Fund Series                   9,081,798       8,752,225
Aggressive Growth Fund Series       11,123,400      10,521,025

I. Expenses:

  Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. Options:

  Each Series may purchase put or call options on securities and securities indices and foreign currencies for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series pays a premium which is included in the Series' Schedule of Investments and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)

K. When-Issued and Delayed Delivery Transactions:

  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                               1st         $1-2        $2+
Series                                      $1 Billion    Billion    Billion
----------------------------------------- -------------  --------- ----------
Growth Fund Series                            0.70%        0.65%      0.60%
Aggressive Growth Fund Series                 0.70%        0.65%      0.60%
Convertible Fund Series                       0.65%        0.60%      0.55%
High Yield Fund Series                        0.65%        0.60%      0.55%
Balanced Fund Series                          0.55%        0.50%      0.45%
U.S. Government Securities Fund Series        0.45%        0.40%      0.35%
Money Market Fund Series                      0.40%        0.35%      0.30%

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

   Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Fund that it retained selling commissions of $691,327 for Class A shares and deferred sales charges of $221,156 for Class B shares, for the year ended October 31, 1996. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee of an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Series that of the total amount expensed for the year ended October 31, 1996, $2,527,185 was earned by the Distributor and $12,616,838 was earned by unaffiliated participants.

   As Financial Agent to the Trust and to each Series, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services. PEPCO serves as the Funds' Transfer Agent with State Street Bank and Trust Company as sub- transfer agent. For the year ended October 31, 1996, transfer agent fees were $10,745,555 of which PEPCO retained $3,890,559 which is net of fees paid to State Street.

   At October 31, 1996, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                     Aggregate
                                                     Net Asset
                                         Shares        Value
                                     -------------  -------------
High Yield Fund Series Class A                362   $     3,122
Aggressive Growth Fund Series
  Class B                                   9,692       160,685
Money Market Fund Series Class A       10,622,054    10,622,054
U.S. Government Securities Fund
  Series Class A                              282         2,673

NOTE 3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended October 31, 1996 (excluding U.S. Government and Agency securities and short-term securities) aggregated the following:

                                             Purchases          Sales
                                          ---------------  ---------------
Balanced Fund Series                       $2,394,146,110  $2,614,915,287
Convertible Fund Series                       290,043,437     286,658,132
Growth Fund Series                          2,403,162,847   2,697,422,595
Aggressive Growth Fund Series                 865,015,594     842,042,215
High Yield Fund Series                        554,894,266     583,153,492
U.S. Government Securities Fund Series          6,037,330              --

   Purchases and sales of U.S. Government and Agency securities during the year ended October 31, 1996, aggregated the following:

                                             Purchases          Sales
                                          ---------------  ---------------
Balanced Fund Series                       $1,266,498,878  $1,548,778,844
Convertible Fund Series                                --              --
Growth Fund Series                                     --              --
Aggressive Growth Fund Series                          --              --
High Yield Fund Series                        270,059,637     274,754,781
U.S. Government Securities Fund Series        796,734,826     836,454,917

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Continued)

NOTE 4. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1996, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                    Capital paid
                                   Undistributed    Accumulated     in on shares
                                  net investment    net realized    of beneficial
                                   income (loss)   gains (losses)     interest
                                 ---------------- ---------------  ---------------
Balanced Fund Series                $ (180,102)     $    251,293     $   (71,191)
Growth Fund Series                    (214,201)          118,510          95,691
Aggressive Growth Fund Series        1,821,362        (1,821,397)             35
High Yield Fund Series                 160,477       (23,971,504)     23,811,027
U.S. Government Securities Fund
  Series                              (283,335)          283,335          --

NOTE 5. CAPITAL LOSS CARRYOVERS

  For the year ended October 31, 1996, the High Yield Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $26,087,927.

TAX INFORMATION NOTICE (Unaudited)

  For the fiscal year ended October 31, 1996, the following Series distributed long-term capital gains dividends as follows:

 Balanced Fund Series             $ 21,375,501
Convertible Fund Series              2,232,990
Growth Fund Series                 105,434,273
Aggressive Growth Fund Series        1,742,840

   For federal income tax purposes, 8.5%, 9.5% and 24.6% of the ordinary income dividends paid by the Balanced Fund Series, the Convertible Fund Series and the Growth Fund Series, respectively, qualify for the dividends received deduction for corporate shareholders.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP                                          [LOGO]

To the Shareholders and Trustees of
Phoenix Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund Series, the Convertible Fund Series, the Growth Fund Series, the Aggressive Growth Fund Series (formerly the U.S. Stock Fund Series), the High Yield Fund Series, the U.S. Government Securities Fund Series and the Money Market Fund Series (constituting the Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
December 13, 1996

WHAT IS THE PHOENIX SERIES FUND?

     Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

     Phoenix Investment Counsel, Inc. provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

     We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

     Phoenix Balanced Fund Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

     Phoenix Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

     Phoenix Growth Fund Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

     Phoenix High Yield Fund Series seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

     Phoenix Money Market Fund Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     Phoenix Aggressive Growth Fund Series seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

     Phoenix U.S. Government Securities Fund Series seeks as its investment objective a high level of current income consistent with safety of principal.

WHAT IF MY FINANCIAL NEEDS CHANGE?

     Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

     Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.

HOW DO I MAKE ADDITIONAL INVESTMENTS?

     Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.

CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

     You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.

CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES
FUND?

     Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.

HOW DO I ESTABLISH AN IRA?

     Just call us. We'll send you our EASY IRA KIT which includes an IRA application and other required documents.

HOW MUCH CAN I INVEST INTO AN IRA?

     Individuals may invest up to $2,000 or 100% of earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $2,250. Please refer to the Phoenix EASY IRA KIT for clarification.

WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

     Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.

WHO CAN ANSWER MY QUESTIONS?

     Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
Michael K. Arends, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
John M. Hamlin, Vice President
Van Harissis, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
C. Edwin Riley, Jr., Vice President
Amy L. Robinson, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Jorden, Burt, Berenson & Johnson LLP
Suite 400 East
1025 Thomas Jefferson Street, N.W.
Washington, D.C. 20007-0805

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

     This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

Phoenix Series Fund                                         [POSTAGE]
P.O. Box 2200                                             Bulk Rate Mail
Enfield, CT 06083-2200                                     U.S. Postage
                                                               PAID
                                                          Springfield, MA
                                                           Permit No. 444




[LOGOTYPE] PHOENIX
           DUFF & PHELPS
                                                            [DALBAR LOGO]


PDP 394 (12/96)